Oppenheimer Main Street Fund(R)

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated October 25, 2004, revised December 6, 2005

      This Statement of Additional Information is not a prospectus.  This document contains additional information about the Fund and supplements information in the Prospectus dated
October 25, 2004.  It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver,
Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents

                                                                        Page
About the Fund

Payments to Fund Intermediaries.............................................
Performance of the Fund...................................................44

About Your Account

Financial Information About the Fund

--------------------------------------------------------------------------------------------

A B O U T  T H E  F U N D
--------------------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund can use to try to achieve its objective.

The Fund's Principal Investment Policies.  The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager can use in selecting portfolio securities will vary over time.  The Fund is not required to use any of the investment techniques and strategies described below at all times in seeking its goal.  It can use some of the special investment techniques and strategies at some times or not at all.

           Investments in Equity Securities.  The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore can invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund can focus its equity investments in securities of one or more capitalization ranges, based upon the Manager's judgment of where the best market opportunities are to seek the Fund's objective. At times, the market may favor or disfavor securities of issuers of a particular capitalization range.  Securities of small capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund is focusing on or has substantial investments in smaller capitalization companies at times of market volatility, the Fund's share prices may fluctuate more than that of funds focusing on larger capitalization issuers.

           Rights and Warrants.  The Fund can invest up to 10% of its total assets in warrants or rights, although the Fund does not currently intend to invest more than 5% of its total assets in warrants or rights.  Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time.  Their prices do not necessarily move parallel to the prices of the underlying securities.  Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

           Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its
"conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security.  In that case, it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.
      While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) caused them to be regarded by the Manager more as "equity equivalents."  As a result, the rating assigned to the security has less impact on the Manager's investment decision than in the case of non-convertible fixed-income securities.

      To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:

o     whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
o     whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
o     the extent to which the convertible security may be a defensive "equity substitute,"
      providing the ability to participate in any appreciation in the price of the issuer's common stock.

        Investments in Bonds and Other Debt Securities.  The Fund can invest in bonds, debentures and other debt securities to seek its investment objective. Because the Fund currently emphasizes investments in equity securities, such as stocks, it is not anticipated that significant amounts of the Fund's assets will be invested in debt securities.  However, if market conditions suggest that debt securities may offer better total return opportunities than stocks, or if the Manager determines to seek a higher amount of current income to distribute to shareholders, the Manager can shift more of the
Fund's investments into debt securities.

      The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., or at least "BBB" by Standard & Poor's
Corporation or Fitch, Inc., or that have comparable ratings by another nationally-recognized rating organization. In making investments in debt securities, the
Manager can rely to some extent on the ratings of ratings organizations or it can use its own research to evaluate a security's credit-worthiness. If the securities that the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

|_|   U.S. Government Securities.  The Fund can buy securities issued or guaranteed by the
            U.S. government or its agencies and instrumentalities.  Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S.
            government and are subject to very little credit risk. Obligations of U.S.
            government agencies or instrumentalities (including mortgage-backed securities)
            may or may not be guaranteed or supported by the "full faith and credit" of the
            United States.  Some are backed by the right of the issuer to borrow from the
            U.S. Treasury; others, by discretionary authority of the U.S. government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality.  If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.  The Fund will invest in securities of U.S. government agencies and instrumentalities only when the
            Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

           Special Risks of Lower-Grade Securities.  While it is not anticipated that the
Fund will invest a substantial portion of its assets in debt securities, the Fund can do so to seek current income. Because lower-rated securities tend to offer higher yields than investment grade securities, the Fund can invest in lower grade securities if the Manager is trying to achieve greater income (and, in some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for the Fund's portfolio).

      The Fund can invest up to 25% of its total assets in "lower grade" debt securities.
However, the Fund does not currently intend to invest more that 10% of its total assets in lower grade debt securities.  "Lower-grade" debt securities are those rated below
"investment grade" which means they have a rating lower than "Baa" by Moody's or lower than
"BBB" by Standard & Poor's or Fitch, Inc., or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are included in the limitation on the percentage of the Fund's assets that can be invested in lower-grade securities.  The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade securities are discussed in the
Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional
Information.

      However, the Fund's limitations on buying these investments can reduce the effect of those risks to the Fund, as will the Fund's policy of diversifying its investments.
Additionally, to the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.  The Fund may not invest more than 10% of its total assets in lower-grade debt securities that are not convertible.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch, Inc.
are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.  Definitions of the debt security ratings categories of Moody's, S&P, and Fitch, Inc. are included in Appendix A to this
Statement of Additional Information.

      ?  Foreign Securities.  The Fund can purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments or their agencies.  "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than
the United States and debt securities of foreign governments. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

|_|   Risks of Foreign Investing.  Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the U.S.;
o     less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. government policies have discouraged certain investments abroad by
U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

     Passive Foreign Investment Companies.  Some securities of corporations domiciled outside the U.S. which the Fund may purchase, may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or "start-up"
companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by IRCss.954.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund makes every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of the Fund's minimum percentage requirements or limitations of investing in foreign securities.

        Portfolio Turnover.  "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its previous fiscal year.  For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been
100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund can have a portfolio turnover rate of 100% or more. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance.
Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code. The Financial Highlights table at the end of the
Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

Other Investment Techniques and Strategies.  In seeking its objective, the Fund can from time to time use the types of investment strategies described below.  It is not required to use all of these strategies at all times and may, at times, not use any of them.

        Investing in Small, Unseasoned Companies.  The Fund can invest in securities of small, unseasoned companies.  These are companies that have been in operation for less than three years, including the operations of any predecessors.  Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the
Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained. The Fund currently intends to invest no more than 5% of its net assets in securities of small, unseasoned issuers.

        When-Issued and Delayed-Delivery Transactions.  The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery"
basis.  When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the securities take place at a later date.  The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.

      The Fund will engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation. When the
Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction.  Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value.  In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

|X|   Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments, and the following additional limitation: the Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the
Investment Company Act of 1940. For example, the Fund can invest in exchange-traded funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.
The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the
Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.  The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

        Repurchase Agreements.  The Fund can acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement having a maturity beyond seven days that causes more than 10% of its net assets to exceed that limit.  There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation.
However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.  The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the
"SEC"), the Fund, along with other affiliated mutual funds managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts.  These balances are invested in one or more repurchase agreements, secured by U.S. government securities.  Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature.  Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      ?  Illiquid and Restricted Securities.  To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered.  The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities.
When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund can also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to value or to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated
in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the
Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      ?  Loans of Portfolio Securities.  The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. It may do so to try to provide income or to raise cash for liquidity purposes. These loans are limited to not more than 25% of the value of the Fund's total assets.  There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities in the coming year.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees,
(b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower.  The Fund can also pay reasonable finder's, custodian bank and administrative fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      The Fund may lend its portfolio securities pursuant to the Securities Lending
Agreement (the "Securities Lending Agreement") with JP Morgan Chase, subject to the restrictions stated in the Prospectus. The Fund will lend such portfolio securities to attempt to increase the Fund's income. Under the Securities Lending Agreement and applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral, letters of credit must obligate a bank to pay to JP Morgan Chase, as agent, amounts demanded by the Fund if the demand meets the terms of the letter.  Such terms of the letter of credit and the issuing bank must be satisfactory to JP Morgan Chase and the Fund.  The Fund will receive, pursuant to the
Securities Lending Agreement, 80% of all annual net income (i.e., net of rebates to the
Borrower) from securities lending transactions. JP Morgan Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for expenses relating to securities lending. The Fund will be responsible, however, for risks associated with the investment of cash collateral, including the risk that the issuer of the security in which the cash collateral has been invested defaults.
The Securities Lending Agreement may be terminated by either JP Morgan Chase or the Fund on 30 days' written notice. The terms of the Fund's loans must also meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

      ?  Derivatives.  The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information.

      Other derivative investments the Fund can invest in include "index-linked" notes.
Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use.
Typically these are short-term or intermediate-term debt securities.  Their value at maturity or the rates at which they pay income are determined by the change in value of the
U.S. dollar against one or more foreign currencies or an index.  In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements.  This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative investments the Fund can use include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer.  At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity.  Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

      ?  Hedging.  The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could:

      o  sell futures contracts,
      o  buy puts on such futures or on securities, or
      o  write covered calls on securities or futures.  Covered calls can also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

      o  buy futures, or
      o  buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below.  The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market.  The particular hedging instruments the Fund can use are described below.  The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

      ?  Futures.  The  Fund can buy and  sell  futures  contracts  that  relate  to (1)
broadly-based  stock indices  ("stock index  futures")  (2) debt  securities  (these are referred to as "interest rate  futures"),  (3) other  broadly-based  securities  indices
(these are  referred  to as  "financial  futures"),  (4) foreign  currencies  (these are referred  to  as  "forward  contracts"),  (5)  commodities  (these  are  referred  to as
"commodity futures"), or (6) an individual stock ("single stock futures").

      A broadly-based stock index is used as the basis for trading stock index futures.
They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly.  Financial futures are similar contracts based on the future value of the basket of securities that comprise the index.
These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take)
cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

      The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver.  The Fund can purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      A single stock future obligates the seller to deliver (and the purchaser to take)
cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.  Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      No money is paid or received by the Fund on the purchase or sale of a future.  Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker").  Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions.  As the future is marked to market (that is, its value on the
Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then realized by the Fund for tax purposes.  All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      ?     Put and Call Options.  The Fund can buy and sell certain kinds of put options
("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

o     Writing Covered Call Options.  The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.  Up to 25% of the Fund's total assets can be subject to calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing
Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.  OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money").  When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.  To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction.  The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund can also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books.  The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future.
Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o     Writing Put Options.  The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.  The Fund will not write puts if, as a result, more than 25% of the Fund's total assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the
Fund's books.  The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put.  However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.  If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time.  In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities.  The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price.
The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold.  Once the
Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.  Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

o     Purchasing Calls and Puts.  The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the
Fund exercises the call.  If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.  Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put.  If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment the Fund does not own (such as an index or future)
permits the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.
Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      The Fund can buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

      ?     Buying and Selling Options on Foreign Currencies.  The Fund can buy and sell calls and puts on foreign currencies.  They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options.  The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially
offset by purchasing calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate.  This is known as a "cross-hedging" strategy.  In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high-grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the
Fund's custodian bank.

         ?  Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the
Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put.  Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.  The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the
Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities.  For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the
Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities.
However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.
To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging)
by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline.  If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

         ?  Forward Contracts.  Forward contracts are foreign currency exchange contracts.
They are used to buy or sell foreign currency for future delivery at a fixed price.  The
Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency.  The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency.  The
Fund can also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into.  These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates.  The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments.  To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge."  When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency.
When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount.  Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the
U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts.  The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.  However, to avoid excess transactions and transaction costs, the
Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess.  As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price.  As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold.  In some cases the
Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract.  Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.  Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.
The Fund can convert foreign currency from time to time, and will incur costs in doing so.
Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

         ?  Interest Rate Swap Transactions.  The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security.  For example, they might swap the right to receive floating rate payments for fixed rate payments.  The Fund can enter into swaps only on securities that it owns.  The Fund will not enter into swaps with respect to more than 25% of its total assets.  Also, the Fund will identify liquid assets on its books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.  Credit risk arises from the possibility that the counterparty will default.  If the counterparty defaults, the
Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement.  If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party.
Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o     Regulatory   Aspects  of  Hedging   Instruments.   The  Commodities   Futures  Trading
Commission  (the  "CFTC")  recently  eliminated  limitations  on futures  trading by certain regulated entities  including  registered  investment  companies.  Consequently,  registered investment  companies  may engage in  unlimited  futures  transactions  and options  thereon provided that the Fund claims an exclusion  from  regulation as a commodity  pool  operator.
The Fund has claimed such an exclusion from  registration as a commodity pool operator under the  Commodity  Exchange Act  ("CEA").  The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment  objective,  internal risk management  guidelines adopted by the Fund's investment advisor (as they may be amended from time to time),  and as otherwise  set forth in the Fund's  prospectus  or this  Statement of
Additional Information.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the
Fund's advisor).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

         ?  Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as "Section 1256 contracts" under the
Internal Revenue Code.  In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code.
However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss.  In addition, Section
1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized.  These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the
Internal Revenue Code.  An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes.  The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions.  Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle.
Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1)   gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)   gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

      ?  Temporary Defensive and Interim Investments.  The Fund's temporary defensive investments can include (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) commercial paper rated in the highest category by an established rating organization; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; and (vi) repurchase agreements.

Investment Restrictions

|X|   What Are "Fundamental Policies?" Fundamental policies are those policies that the
         Fund has adopted to govern its investments that can be changed only by the vote of a "majority"

of the Fund's outstanding voting securities.  Under the Investment Company Act, a
"majority" vote is defined as the vote of the holders of the lesser of:

      o  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      o  more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such.  The Fund's Board of Directors can change non-fundamental policies without shareholder approval.  However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      ?  Does the Fund Have Additional Fundamental Policies?  The following investment restrictions are fundamental policies of the Fund.

      o  The Fund cannot concentrate investments.  That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S.
government securities.

o     The Fund cannot invest in commodities.  However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies.  It does not matter if the hedging instrument is considered to be a commodity or commodity contract.
      o  The Fund cannot invest in real estate or in interests in real estate.  However, the Fund can purchase securities of issuers holding real estate or interests in real estate
(including securities of real estate investment trusts).

      o  The Fund cannot underwrite securities of other companies.  A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      o  The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.
Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

o     The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets
(including the amount borrowed).  The Fund may borrow only from banks and/or affiliated investment companies.  With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

o     The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund lending program with other affiliated funds, and (d) through repurchase agreements.

o     The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5%
of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities.  This limit applies to 75% of the Fund's total assets.  The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

|X|   Does  the Fund  Have  Any  Restrictions  That  Are Not  Fundamental?  The Fund has the
      additional  operating policies which are stated below, that are not "fundamental," and which can be changed by the Board of Directors without shareholder approval.

o     The Fund cannot invest in the securities of other registered  investment  companies or registered unit investment  trusts in reliance on sub-paragraph (F) or (G)
         of Section 12(d)(1) of the Investment Company Act of 1940.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix B to this
Statement of Additional Information.  This is not a fundamental policy.

Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o     Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of Investments on Form N-Q, which are publicly available at the SEC. In addition, the top 10 or more holdings are posted on the
OppenheimerFunds' website at www.oppenheimerfunds.com in the "Fund Profiles" section. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the
Manager or any affiliated person of the Manager in connection with the disclosure of the
Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and their subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Manager's Portfolio and
Legal departments must approve the completed request for release of Fund portfolio holdings; and
o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager
Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),
o     The Fund's certified public accountants and independent registered public accounting firm,
o     Members of the Fund's Board and the Board's legal counsel,
o     The Fund's custodian bank,
o     A proxy voting service designated by the Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

    Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the
    Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

    Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2)
    by the members of the Manager's Security Valuation Group and Accounting Departments in
    connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by the
            Fund are not priced by the fund's regular pricing services)
o     Dealers to obtain price quotations where the fund is not identified as the owner

    Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the
    Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o     Investment bankers in connection with merger discussions (pursuant to confidentiality agreements)

          Portfolio  managers  and  analysts  may,  subject  to the  Manager's  policies  on communications  with the  press  and  other  media,  discuss  portfolio  information  in interviews  with  members of the media,  or in due  diligence or similar  meetings  with clients  or  prospective  purchasers  of Fund  shares  or their  financial  intermediary representatives.

    The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

    The Chief Compliance Officer of the Fund and the Manager, Distributor, and Transfer
    Agent (the "CCO") shall oversee the compliance by the Manager, Distributor, Transfer
    Agent, and their personnel with these policies and procedures. At least annually, the
    CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

    The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

A.G. Edwards & Sons            Fortis Securities         Nomura Securities
ABG Securities                 Fox-Pitt, Kelton          Pacific Crest
ABN AMRO                       Friedman, Billing, Ramsey Pacific Crest Securities
Advest                         Fulcrum Global Partners   Pacific Growth Equities
AG Edwards                     Garp Research             Petrie Parkman
American Technology Research   George K Baum & Co.       Pictet
Auerbach Grayson               Goldman                   Piper Jaffray Inc.
Banc of America Securities     Goldman Sachs             Plexus
Barclays                       HSBC                      Prager Sealy & Co.
Baseline                       HSBC Securities Inc       Prudential Securities
Bear Stearns                   ING Barings               Ramirez & Co.
Belle Haven                    ISI Group                 Raymond James
Bloomberg                      Janney Montgomery         RBC Capital Markets
BNP Paribas                    Jefferies                 RBC Dain Rauscher
BS Financial Services          Jeffries & Co.            Research Direct
Buckingham Research Group      JP Morgan                 Robert W. Baird
Caris & Co.                    JP Morgan Securities      Roosevelt & Cross
CIBC World Markets             JPP Eurosecurities        Russell Mellon
Citigroup                      Keefe, Bruyette & Woods   Ryan Beck & Co.
Citigroup Global Markets       Keijser Securities        Sanford C. Bernstein
Collins Stewart                Kempen & Co. USA Inc.     Scotia Capital Markets
Craig-Hallum Capital Group LLC Kepler Equities/Julius    SG Cowen & Co.
                               Baer Sec
Credit Agricole Cheuvreux      KeyBanc Capital Markets   SG Cowen Securities
N.A. Inc.
Credit Suisse First Boston     Leerink Swan              Soleil Securities Group
Daiwa Securities               Legg Mason                Standard & Poors
Davy                           Lehman                    Stone & Youngberg
Deutsche Bank                  Lehman Brothers           SWS Group
Deutsche Bank Securities       Lipper                    Taylor Rafferty
Dresdner Kleinwort Wasserstein Loop Capital Markets      Think Equity Partners
Emmet & Co                     MainFirst Bank AG         Thomas Weisel Partners
Empirical Research             Makinson Cowell US Ltd    UBS
Enskilda Securities            Maxcor Financial          Wachovia
Essex Capital Markets          Merrill                   Wachovia Corp
Exane BNP Paribas              Merrill Lynch             Wachovia Securities
Factset                        Midwest Research          Wescott Financial
Fidelity Capital Markets       Mizuho Securities         William Blair
Fimat USA Inc.                 Morgan Stanley            Yieldbook
First Albany                   Morningstar
First Albany Corporation       Natexis Bleichroeder
Fixed Income Securities        Ned Davis Research Group

How the Fund is Managed

Organization and History.  The Fund is a "series" of Oppenheimer Main Street Funds, Inc.
That corporation is an open-end, management investment company organized as a Maryland corporation in 1987.  The Fund is a diversified mutual fund and commenced operations on
February 3, 1988.

   ?  Classes of Shares.  The Directors are authorized,  without  shareholder  approval,  to create new series and classes of shares.  The Directors may  reclassify  unissued  shares of the Fund into  additional  series or  classes of shares.  The  Directors  also may divide or combine  the shares of a class into a greater or lesser  number of shares  without  changing the  proportionate  beneficial  interest of a  shareholder  in the Fund.  Shares do not have cumulative  voting  rights or  preemptive  or  subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and
Class Y.  All classes invest in the same investment portfolio.  Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      ?  Meetings of Shareholders. Although the Fund is not required by Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law.
The shareholders of the Fund's parent corporation have the right to call a meeting to remove a Director or to take certain other action described in the Articles of
Incorporation or under Maryland law.

      The Fund will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Fund's parent corporation receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Director), the
Directors will call a meeting of shareholders for that specified purpose. The Fund's parent corporation has undertaken that it will then either give the applicants access to the
Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

Board of Directors and Oversight Committees.  The Fund is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The
Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Directors has an Audit Committee, a Review Committee and a Governance
Committee. Each committee is comprised solely of Independent Directors. The members of the
Audit Committee are Edward L. Cameron (Chairman), George C. Bowen, Robert J. Malone and F.
William Marshall, Jr.  The Audit Committee held 6 meetings during the fiscal year ended
August 31, 2004. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors.") Other main functions of the Audit Committee, outlined in the
Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls;  (iii) reviewing reports from the Manager's Internal Audit Department; (iv)
reviewing certain reports from and meet periodically with the Funds' Chief Compliance
Officer;  (v) maintaining a separate line of communication between the Fund's independent
Auditors and the Directors who are not "interested persons" under the Investment Company
Act (the "Independent Directors"); (vi) reviewing the independence of the Fund's independent Auditors; and (vii) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services,  that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

      The Review Committee is comprised solely of Independent Directors. The members of the
Review Committee are Jon S. Fossel (Chairman), Robert G. Avis, Sam Freedman, and Beverly L.
Hamilton.  The Review Committee held 6 meetings during the fiscal year ended August 31,
2004.  Among other duties, as set forth in the Review Committee's Charter, the Review
Committee reports and makes recommendations to the Board concerning the fees paid to the
Fund's transfer agent and the Manager and the services provided to the Fund by the transfer agent and the Manager.  The Review Committee also reviews the Fund's investment performance as well as the policies and procedures adopted by the Fund to comply with the Investment
Company Act and other applicable law.

      The Governance Committee is comprised solely of Independent Directors. The members of the Governance Committee are Robert J. Malone (Chairman), William Armstrong, Beverly L.
Hamilton and F. William Marshall, Jr.  The Governance Committee was established in August
2004 and did not hold any meetings during the Fund's fiscal year ended August 31, 2004.
The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees the
Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics and the nomination of Directors, including Independent Directors. The Governance Committee has adopted a process for shareholder submission of nominees for board positions.  Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Governance
Committee in care of the Fund.  The Governance Committee may consider such persons at such time as it meets to consider possible nominees.  The Governance Committee, however, reserves sole discretion to determine which candidates for Directors and independent
Directors it will recommend to the Board and/or shareholders and it may identify candidates other than those submitted by Shareholders.  The Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees.  The full Board elects new Directors except for those instances when a shareholder vote is required.

      Shareholders who desire to communicate with the Board should address correspondence to the Board as an individual Board member and may submit their correspondence electronically at www.opppenheimerfunds.com under the caption "contact us" or by mail to the Fund at the address above.  The Governance Committee will consider if a different process should be recommended to the Board.

Directors and Officers of the Fund. Except for Mr. Murphy, each of the Directors is an
"Independent Director".  All of the Directors are also trustees or directors of the following Oppenheimer/Centennial funds (referred to as "Board II Funds"):

                                           Oppenheimer   Principal   Protected
Oppenheimer Cash Reserves                  Trust III
Oppenheimer Champion Income Fund           Oppenheimer Real Asset Fund
                                           Oppenheimer  Senior  Floating  Rate
Oppenheimer Capital Income Fund            Fund
Oppenheimer Equity Fund, Inc.              Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund        Panorama Series Fund, Inc.
Oppenheimer Integrity Funds
Oppenheimer Limited-Term Government Fund
                                           Centennial  California  Tax  Exempt
Oppenheimer Main Street Funds, Inc.        Trust
Oppenheimer Main Street Opportunity Fund   Centennial Government Trust
Oppenheimer Main Street Small Cap Fund     Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Municipal Fund                 Trust
Oppenheimer Principal Protected Trust      Centennial Tax Exempt Trust
Oppenheimer Principal Protected Trust II

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the
Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charges on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

      Messrs. Monoyios, Gillespie, Murphy, Peterson, Vandehey, Vottiero, Wixted, Zack and
Dr. Reinganum and Mss. Bloomberg and Ives who are officers of the Fund, hold the same offices with one or more of the other Board II Funds as with the Fund. As of October 6,
2004 the Directors and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the
Manager, other than the shares beneficially owned under that plan by the officers of the
Board II Funds. In addition, none of the Independent Directors (nor any of their immediate family members) own securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor, of the Board II Funds.

      Biographical Information. The Directors and officers, their positions with the Fund, length of service in such positions(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below.  The charts also include information about each Director's beneficial share ownership in the Fund and in all of the registered investment companies that the Director oversees in the Oppenheimer family of funds ("Supervised Funds").  The address of each Director in the chart below is 6803 S.
Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                               Independent Directors
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                                                                         Any of the
                   Years;                                     Range of   Oppenheimer
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Funds
with Fund,         Director;                                  BeneficiallOverseen
Length of Service, Number of Portfolios in Fund Complex       Owned in   by
Age                Currently Overseen by Director             the Fund   Directors
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.         Chairman of the following private          $50,001-$10Over0
Armstrong,         mortgage banking companies: Cherry Creek              $100,000
Chairman of the    Mortgage Company (since 1991), Centennial
Board since 2003   State Mortgage Company (since 1994), and
and Director       The El Paso Mortgage Company (since
since 2001         1993); Chairman of the following private
Age: 68            companies: Ambassador Media Corporation
                   (since 1984) and Broadway Ventures (since
                   1984); Director of the following:
                   Helmerich & Payne, Inc. (oil and gas
                   drilling/production company) (since
                   1992), Campus Crusade for Christ (since
                   1991) and the Lynde and Harry Bradley
                   Foundation, Inc. (non-profit
                   organization) (since 2002); former
                   Chairman of the following: Transland
                   Financial Services, Inc. (private
                   mortgage banking company) (1997-2003),
                   Great Frontier Insurance (insurance
                   agency) (1995-2000), Frontier Real
                   Estate, Inc. (residential real estate
                   brokerage) (1994-2000), and Frontier
                   Title (title insurance agency) (1995-
                   2000); former Director of the following:
                   UNUMProvident (insurance company)
                   (1991-2004), Storage Technology
                   Corporation (computer equipment company)
                   (1991-2003) and International Family
                   Entertainment (television channel)
                   (1992-1997); U.S. Senator (January
                   1979-January 1991). Oversees 38
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,    Director and President of A.G. Edwards     None       Over
Director since     Capital, Inc. (General Partner of private             $100,000
1993               equity funds) (until February 2001);
Age: 74            Chairman, President and Chief Executive
                   Officer of A.G. Edwards Capital, Inc.
                   (until March 2000); Director of A.G.
                   Edwards & Sons, Inc. (brokerage company)
                   (until 2000) and A..G. Edwards Trust
                   Company (investment advisor) (until
                   2000); Vice Chairman and Director of
                   A..G. Edwards, Inc. (until March 1999);
                   Vice Chairman of A..G. Edwards & Sons
                   Inc. (until March 1999); Chairman of A.G.
                   Edwards Trust Company (until March 1999)
                   and A.G.E. Asset Management (investment
                   adviser) (until March 1999). Oversees 38
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,   Assistant Secretary and Director of        $10,001-$50Over
Director since     Centennial Asset Management Corporation               $100,000
1998               (December 1991-April 1999); President,
Age: 69            Treasurer and Director of Centennial
                   Capital Corporation (June 1989-April
                   1999); Chief Executive Officer and
                   Director of MultiSource Services, Inc.
                   (March 1996-April 1999); Mr. Bowen held
                   several positions with  the Manager and
                   with subsidiary or affiliated companies
                   of the Manager (September 1987-April
                   1999). Oversees 38 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron, Member of The Life Guard of Mount Vernon,  None       Over
Director since     (George Washington historical site)                   $100,000
2001               (since June 2000); Director of Genetic
Age: 67            ID, Inc. (biotech company) (March
                   2001-May 2002); Partner at
                   PricewaterhouseCoopers LLP (accounting
                   firm) (July 1994-June 1999); Chairman of
                   Price Waterhouse LLP Global Investment
                   Management Industry Services Group (July
                   1994-June 1998). Oversees 38 portfolios
                   in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,     Director of UNUMProvident (insurance       None       Over
Director since     company) (since June 2002); Director of               $100,000
1990               Northwestern Energy Corp. (public utility
Age: 63            corporation) (since November 2004);
                   Director of P.R. Pharmaceuticals (October
                   1999-October 2003); Director of Rocky
                   Mountain Elk Foundation (non-profit
                   organization) (February 1998-February
                   2003); Chairman and Director  (until
                   October 1996) and President and Chief
                   Executive Officer (until October 1995) of
                   the Manager; President, Chief Executive
                   Officer and Director of the following:
                   Oppenheimer Acquisition Corp.("OAC")
                   (parent holding company of the Manager),
                   Shareholder Financial Services, Inc.
                   (until October 1995). Oversees 38
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,      Director of Colorado Uplift (charitable    $50,001-$10Over0
Director since     organization) (since September 1984). Mr.             $100,000
1996               Freedman held several positions with the
Age: 64            Manager and with subsidiary or affiliated
                   companies of the Manager (until October
                   1994). Oversees 38 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly L.         Trustee of Monterey Institute for          None       Over
Hamilton,          International Studies (educational                    $100,000
Director since     organization) (since February 2000);
2002               Director of The California Endowment
Age: 58            (philanthropic organization) (since April
                   2002); Director of Community Hospital of
                   Monterey Peninsula (since February 2002);
                   Director of American Funds' Emerging
                   Markets Growth Fund, Inc. (mutual fund)
                   (since October 1991); President of ARCO
                   Investment Management Company) (February
                   1991-April 2000); Member of the
                   investment committees of The Rockefeller
                   Foundation and The University of
                   Michigan; Advisor at Credit Suisse First
                   Boston's Sprout venture capital unit
                   (venture capital fund) (1994-January
                   2005); Trustee of MassMutual
                   Institutional Funds (investment company)
                   (1996-June 2004); Trustee of MML Series
                   Investment Fund (investment company);
                   (April 1989-June 2004); Member of the
                   investment committee of Hartford Hospital
                   (2000-2003); and Advisor to Unilever
                   (Holland) pension fund (2000-2003).
                   Oversees 38 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,  Director of Jones International            $50,001-$10Over0
Director since     University (educational organization)                 $100,000
2002               (since August 2005); Chairman, Chief
Age: 61            Executive Officer and Director of Steele
                   Street State Bank (commercial banking)
                   (since August 2003); Director of Colorado
                   UpLIFT (charitable organization) (since
                   1986); trustee of the Gallagher Family
                   Foundation (non-profit organization)
                   (since 2000);  Former Chairman of U.S.
                   Bank-Colorado (subsidiary of U.S. Bancorp
                   and formerly Colorado National Bank)
                   (July 1996-April , 1999) Director of
                   Commercial Assets, Inc. (real estate
                   investment trust) (1993-2000), Director
                   of Jones Knowledge, Inc. (2001-July
                   2004); and Director of U.S. Exploration,
                   Inc. (oil and gas exploration)
                   (1997-February 2004). Oversees 38
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William         Trustee of MassMutual Select Funds         None       Over
Marshall, Jr.,     (formerly MassMutual Institutional Funds)             $100,000
Director since     (investment company) (since 1996) and MML
2001               Series Investment Fund (investment
Age: 63            company) (since 1996), the Springfield
                   Library and Museum Association (museums)
                   (since 1995)  and the Community Music
                   School of Springfield (music school)
                   (since 1996); Chairman and Trustee (since
                   2003) and Chairman of the Investment
                   Committee (since 1994) for the Worcester
                   Polytech Institute (private university);
                   President and Treasurer of the SIS Funds
                   (private charitable fund) (since January
                   1999);  Chairman of SIS & Family Bank,
                   F.S.B. (formerly SIS Bank) (commercial
                   bank) (January 1999-July 1999); Member of
                   the Investment Committee of the Community
                   Foundation of Western Massachusetts
                   (1998-2003); and Executive Vice President
                   of Peoples Heritage Financial Group, Inc.
                   (commercial bank) (January 1999-July
                   1999). Oversees 40 portfolios in the
                   OppenheimerFunds complex.*
-------------------------------------------------------------------------------------
*  Includes  two  open-end  investment  companies:  MassMutual  Select  Funds and MML Series
   Investment  Fund. In accordance with the instructions for Form N-1A, for purposes of this section only,  MassMutual Select Funds and MML Series Investment Fund are included in the
   "Fund  Complex."  The Manager  does not consider  MassMutual  Select Funds and MML Series
   Investment  Fund to be part of the  OppenheimerFunds'  "Fund Complex" as that term may be otherwise interpreted.

The address of Mr. Murphy is Two World Financial  Center,  225 Liberty  Street,  11th Floor,
New York, New York 10281-1008.  Mr. Murphy serves as a Trustee for an indefinite term and as an officer for an annual term, or until his resignation,  retirement,  death or removal. Mr.
Murphy is an "Interested  Director"  because he is affiliated  with the Manager by virtue of his positions as an officer and director of the Manager,  and as a shareholder of its parent company.  Mr.  Murphy was elected as a Director of the Fund with the  understanding  that in the event he ceases to be the chief  executive  officer of the Manager,  he will resign as a
Director  of the  Fund  and the  other  Board II Funds  (defined  below)  for  which he is a director or trustee.

-------------------------------------------------------------------------------------
                          Interested Director and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                     Years;                                   Range of   Any of the
Position(s) Held     Other Trusteeships/Directorships Held    Shares     Oppenheimer
with Fund,           by Director;                             BeneficiallFunds
Length of Service,   Number of Portfolios in Fund Complex     Owned in   Overseen
Age                  Currently Overseen by Director           the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,      Chairman, Chief Executive Officer and    None       Over
President and        Director (since June 2001) and                      $100,000
Director since 2001  President (since September 2000) of the
Age: 56              Manager; President and Director or
                     Trustee of other Oppenheimer funds;
                     President and Director of OAC and of
                     Oppenheimer Partnership Holdings, Inc.
                     (holding company subsidiary of the
                     Manager) (since July 2001); Director of
                     OppenheimerFunds Distributor, Inc.
                     (subsidiary of the Manager) (since
                     November 2001);  Chairman and Director
                     of Shareholder Services, Inc. and of
                     Shareholder Financial Services, Inc.
                     (transfer agent subsidiaries of the
                     Manager) (since July 2001); President
                     and Director of OppenheimerFunds Legacy
                     Program (charitable trust program
                     established by the Manager) (since July
                     2001); Director of the following
                     investment advisory subsidiaries of the
                     Manager: OFI Institutional Asset
                     Management, Inc., Centennial Asset
                     Management Corporation, Trinity
                     Investment Management Corporation and
                     Tremont Capital Management, Inc. (since
                     November 2001), HarbourView Asset
                     Management Corporation and OFI Private
                     Investments, Inc. (since July 2001);
                     President (since November 2001) and
                     Director (since July 2001) of
                     Oppenheimer Real Asset Management,
                     Inc.; Executive Vice President of
                     Massachusetts Mutual Life Insurance
                     Company (OAC's parent company) (since
                     February 1997); Director of DLB
                     Acquisition Corporation (holding
                     company parent of Babson Capital
                     Management LLC) (since June 1995);
                     Member of the Investment Company
                     Institute's Board of Governors (since
                     October 3, 2003); Chief Operating
                     Officer of the Manager (September
                     2000-June 2001); President and Trustee
                     of MML Series Investment Fund and
                     MassMutual Select Funds (open-end
                     investment companies) (November
                     1999-November 2001); Director of C.M.
                     Life Insurance Company (September
                     1999-August 2000); President, Chief
                     Executive Officer and Director of MML
                     Bay State Life Insurance Company
                     (September 1999-August 2000); Director
                     of Emerald Isle Bancorp and Hibernia
                     Savings Bank (a wholly-owned subsidiary
                     of Emerald Isle Bancorp) (June
                     1989-June 1998). Oversees 77 portfolios
                     as a Trustee or Director and 10
                     additional portfolios as an Officer in
                     the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for Messrs. Monoyios,
Gillespie, Murphy, Zack, and Dr. Reinganum and Ms. Bloomberg, Two World Financial Center,
225 Liberty Street, New York, NY 10281-1008, for Messrs. Petersen, Vandehey, Vottiero, and
Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                      Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Nikolaos D. Monoyios,      Senior Vice President of the Manager since October 2003;
Vice President and         a Certified Financial Analyst. Formerly Vice President
Portfolio Manager since    of the Manager (April 1998-September 2003). An officer
1998                       of 6 portfolios in the OppenheimerFunds complex.
Age:  56
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Dr. Marc Reinganum,        Vice President of the Manager since September 2002; a
Vice President and         Director of Quantitative Research and Portfolio
Portfolio Manager since    Strategist for Equities; an officer of 3 portfolios in
2003                       the OppenheimerFunds complex. Formerly the Mary Jo
Age:  52                   Vaughn Rauscher Chair in Financial Investments at
                           Southern Methodist University since 1995. At Southern
                           Methodist University he also served as the Director of
                           the Finance Institute, Chairman of the Finance
                           Department, President of the Faculty at the Cox School
                           of Business and member of the Board of Trustee
                           Investment Committee.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,          Senior Vice President and Chief Compliance Officer of
Vice President and Chief   the Manager (since March 2004); Vice President of
Compliance Officer since   OppenheimerFunds Distributor, Inc., Centennial Asset
2004                       Management Corporation and Shareholder Services, Inc.
Age:  55                   (since June 1983); Vice President and Director of
                           Internal Audit of the Manager (1997-February 2004).  An
                           officer of 87 portfolios in the Oppenheimer funds
                           complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,           Senior Vice President and Treasurer of the Manager
Treasurer since 1999       (since March 1999); Treasurer of the following:
since 2002 Age:  46        HarbourView Asset Management Corporation, Shareholder
                           Financial Services, Inc., Shareholder Services, Inc.,
                           Oppenheimer Real Asset Management Corporation, and
                           Oppenheimer Partnership Holdings, Inc. (since March
                           1999), OFI Private Investments, Inc. (since March 2000),
                           OppenheimerFunds International Ltd. and OppenheimerFunds
                           plc (since May 2000), OFI Institutional Asset
                           Management, Inc. (since November 2000), and
                           OppenheimerFunds Legacy Program (since June 2003);
                           Treasurer and Chief Financial Officer of OFI Trust
                           Company (trust company subsidiary of the Manager) (since
                           May 2000); Assistant Treasurer of the following: OAC
                           (since March 1999), Centennial Asset Management
                           Corporation (March 1999-October 2003) and
                           OppenheimerFunds Legacy Program (April 2000-June 2003);
                           Principal and Chief Operating Officer of Bankers Trust
                           Company-Mutual Fund Services Division (March 1995-March
                           1999). An officer of 87 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,            Assistant Vice President of the Manager (since August
Assistant Treasurer since  2002); Manager/Financial Product Accounting of the
2004                       Manager (November 1998-July 2002). An officer of 87
Age: 35                    portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,           Vice President/Fund Accounting of the Manager (since
Assistant Treasurer since  March 2002); Vice President/Corporate Accounting of the
2002                       Manager (July 1999-March 2002); Chief Financial Officer
Age:  42                   of Sovlink Corporation (April 1996-June 1999). An
                           officer of 87 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,            Executive Vice President (since January 2004) and
Vice President &           General Counsel (since March 2002) of the Manager;
Secretary since 2001       General Counsel and Director of the Distributor (since
Age:  57                   December 2001); General Counsel of Centennial Asset
                           Management Corporation (since December 2001); Senior
                           Vice President and General Counsel of HarbourView Asset
                           Management Corporation (since December 2001); Secretary
                           and General Counsel of OAC (since November 2001);
                           Assistant Secretary (since September 1997) and Director
                           (since November 2001) of OppenheimerFunds International
                           Ltd. and OppenheimerFunds plc; Vice President and
                           Director of Oppenheimer Partnership Holdings, Inc.
                           (since December 2002); Director of Oppenheimer Real
                           Asset Management, Inc. (since November 2001); Senior
                           Vice President, General Counsel and Director of
                           Shareholder Financial Services, Inc. and Shareholder
                           Services, Inc. (since December 2001); Senior Vice
                           President, General Counsel and Director of OFI Private
                           Investments, Inc. and OFI Trust Company (since November
                           2001); Vice President of OppenheimerFunds Legacy Program
                           (since June 2003); Senior Vice President and General
                           Counsel of OFI Institutional Asset Management, Inc.
                           (since November 2001); Director of OppenheimerFunds
                           (Asia) Limited (since December 2003); Senior Vice
                           President (May 1985-December 2003), Acting General
                           Counsel (November 2001-February 2002) and Associate
                           General Counsel (May 1981-October 2001) of the Manager;
                           Assistant Secretary of the following: Shareholder
                           Services, Inc. (May 1985-November 2001), Shareholder
                           Financial Services, Inc. (November 1989-November 2001),
                           and OppenheimerFunds International Ltd. (September
                           1997-November 2001). An officer of 87 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,          Vice President (since June 1998) and Senior Counsel and
Assistant Secretary since  Assistant Secretary (since October 2003) of the Manager;
2001                       Vice President (since 1999) and Assistant Secretary
Age:  40                   (since October 2003) of the Distributor; Assistant
                           Secretary of Centennial Asset Management Corporation
                           (since October 2003); Vice President and Assistant
                           Secretary of Shareholder Services, Inc. (since 1999);
                           Assistant Secretary of OppenheimerFunds Legacy Program
                           and Shareholder Financial Services, Inc. (since December
                           2001); Assistant Counsel of the Manager (August
                           1994-October 2003). An officer of 87 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,         Vice President and Associate Counsel of the Manager
Assistant Secretary since  (since May 2004); First Vice President (April 2001-April
2004                       2004), Associate General Counsel (December 2000-April
Age:  37                   2004), Corporate Vice President (May 1999-April 2001)
                           and Assistant General Counsel (May 1999-December 2000)
                           of UBS Financial Services Inc. (formerly, PaineWebber
                           Incorporated). An officer of 87 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,      Senior Vice President and Deputy General Counsel of the
Assistant Secretary since  Manager (since September 2004); First Vice President
2004                       (2000-September 2004), Director (2000-September 2004)
Age:  41                   and Vice President (1998-2000) of Merrill Lynch
                           Investment Management. An officer of 87 portfolios in
                           the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      ?  Remuneration of the Officers and Directors. The officers and the interested
Trustees of the Fund, and one Director of the Fund (Mr. Murphy,) are affiliated with the
Manager, and receive no salary or fee from the Fund.  The remaining Directors of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended August 31, 2004.  The compensation from all of the Board II Funds (including the
Fund) represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 2003.

---------------------------------------------------------------------------------
                                                        Total Compensation From
Director Name and Other Fund    Aggregate Compensation   Fund and Fund Complex
Position(s) (as applicable)          from Fund(1)          Paid to Director*
---------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------
   William L. Armstrong                  $32,534                  $118,649
   Chairman of the Board of
   Directors
   ---------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------
   Robert G. Avis                        $21,333                  $101,499
   Review Committee Member
   ---------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------
   George C. Bowen                       $21,333                  $101,499
   Audit Committee Member
   ---------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------
   Edward L. Cameron                     $24,559                  $115,503
   Audit Committee Chairman
   ---------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------
   Jon S. Fossel                         $24,559                  $115,503
   Review Committee Chairman
   ---------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------
   Sam Freedman                           21,333                  $101,499
   Review Committee Member
   ---------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------
   Beverly Hamilton                    $21,333 (2)             $150,542 (3,4)
   Review Committee Member
   ---------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------
   Robert J. Malone                    $21,333 (2)              $100,179 (3)
   Audit Committee Member
   ---------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------
   F. William Marshall, Jr.              $21,333                $149,499 (4)
   Audit Committee Member
   ---------------------------------------------------------------------------------
Effective  December 15, 2003,  James C. Swain  retired as Director  from the Board II Funds.
For the fiscal year ended August 31, 2004, Mr. Swain received $8,260 aggregate  compensation from the Fund. For the calendar year ended  December 31, 2003,  Mr. Swain received  $178,000
total   compensation   from  all  of  the   Oppenheimer   funds   for  which  he  served  as
Trustee/Director.
1.    "Aggregate  Compensation from Fund" includes fees and deferred  compensation,  if any, for a Director.
2.    Includes $21,333 deferred under Deferred Compensation plan described below.
3.    Compensation  for Mrs.  Hamilton  and Mr.  Malone  was paid by all the Board II Funds, with the exception of Oppenheimer  Senior  Floating Rate Fund for which they currently do not serve as Trustees (total of 37 Oppenheimer funds).
4.    Includes $50,363 (of which 100% was deferred under a deferred  compensation  plan) and
   $48,000  compensation paid to Mrs. Hamilton and Mr. Marshall,  respectively,  for serving as a trustee by two open-end  investment  companies  (MassMutual  Institutional Funds and
   MML Series  Investment  Fund) the  investment  adviser for which is the  indirect  parent company  of the  Fund's  Manager.  The  Manager  also  serves as the  Sub-Advisor  to the
   MassMutual International Equity Fund, a series of MassMutual Institutional Funds.

* For purposes of this section only, "Fund Complex" includes the Oppenheimer funds,
MassMutual Institutional Funds and MML Series Investment Fund in accordance with the instructions for Form N-1A.  The Manager does not consider MassMutual Institutional Funds and MML Series Investment Fund to be part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

|X|   Deferred Compensation Plan For Directors.  The Board of Directors has adopted a
Deferred Compensation Plan for Independent Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.
Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director.  The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

      Deferral of Director's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share.  The plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any
Director.  Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

      ?  Major Shareholders.  As of October 6, 2004, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A,
Class B, Class C, Class N or Class Y shares were:

         MLF&S for the Sole Benefit of its Customers, Attn Fund, 4800 Deer Lake Dr E, Fl
         3, Jacksonville, FL  32246-6484, which owned 3,906,306.203 Class C shares
         (10.06% of the Class C shares then outstanding).

         Citigroup Global Mkts Inc, 109801250, Attn Cindy Tempesta, 7th Floor, 333 West
         34th Street, New York, NY  10001-2483, which owned 2,252,004.909 Class C shares
         (5.80% of the Class C shares then outstanding).

         ING National Trust, U/A 04 22 96, Attn: Fund Operations, 151 Farmington Avenue,
         TN41, Hartford, CT  06156-0001, which owned Class N shares (5.76% of the Class
         N shares then outstanding).

         Oppenheimer Principal Protected Main Street Fund II, C/O Brian Wixted
         SVP/Treas, OppenheimerFunds, 6803 S. Tucson Way, Centennial Co, 80112-3924,
         which owned 3,227,215, 273 Class Y shares (18,48% of the Class Y shares then outstanding).

         Oppenheimer Principal Protected Main Street Fund II, C/O Brian Wixted
         SVP/Treas, OppenheimerFunds, 6803 S. Tucson Way, Centennial Co, 80112-3924,
         which owned 5,446,127.680 Class Y shares (31.19% of the Class Y shares then outstanding).

         Mass Mutual Life Insurance Co, Separate Investment Acct, Attn: N225, 1295 State
         St, Springfield, MA 01111-0001, which owned 7,411,796 Class Y shares (42.45% of the Class Y shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

|X|   Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of
Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the
Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the
SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the
Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at
www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public
Reference Section, Washington, D.C. 20549-0102.

Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy Voting Policies and
Procedures under which the Fund votes proxies relating to securities ("portfolio proxies")
held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio
Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The
Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships.  Such a conflict of interest may arise, for example, where the
Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity.  The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions.  Additionally, the Manager employs the following two procedures:  (1) if the proposal that gives rise to the conflict is specifically addressed in the Guidelines, the Manager will vote the portfolio proxy in accordance with the Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Guidelines or the Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent.  If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting.  The Guidelines'
provisions with respect to certain routine and non-routine proxy proposals are summarized below:

o     The Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o     The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others:  Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o     In general, the Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options without shareholder approval.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the
12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at
1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

The Investment Advisory Agreement.  The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the
Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio.  Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

-------------------------------------------------------------------------------
Fiscal Year ended 8/31:            Management Fees Paid to OppenheimerFunds,
                                                  Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2002                                   $61,560,774
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2003                                   $48,873,062
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2004                                   $56,464,750
-------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

      Portfolio Managers.  The Fund's portfolio is managed by Nikolaos D. Monoyios and Marc
Reinganum (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers"). They are the persons who are responsible for the day-to-day management of the Fund's investments.

       Other Accounts Managed.  In addition to managing the Fund's investment portfolio, each Portfolio Manager also manages other investment portfolios and accounts on behalf of the Manager or its affiliates.  The following table provides information, as of
August 31, 2005, regarding the other portfolios managed by each Portfolio Manager.  No account has a performance-based advisory fee:

Portfolio Manager   Registered   Total      Other     Total      Other    Total
                                                      Assets in
                                 Assets in            Other
                                 Registered Pooled    Pooled               Assets
                    Investment   Investment InvestmentInvestment          in Other
                     Companies   Companies  Vehicles  Vehicles   Accounts Accounts
                      Managed     Managed*   Managed   Managed*  Managed  Managed*
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 Nikolaos D.            11        $22,592.2     1        $21.1     None      None
 Monoyios
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 Marc Reinganum          8        $16,375.5   None        None     None      None
------------------------------------------------------------------------------------
       *In millions.

     As indicated above, each of the Portfolio Managers also manage other funds and accounts.  Potentially, at times, those responsibilities could conflict with the interests of the Fund.  That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Fund's investment objectives and strategies.  For example, the Portfolio Manager may need to allocate investment opportunities between the
Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund.  Not all funds and accounts advised by the Manager have the same management fee.  If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account.  However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the
Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.  At different times, one or more of the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

    Compensation of the Portfolio Managers.  The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund.  Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The
Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of August 31, 2005, each Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent.  Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the
Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management.  The Lipper benchmark with respect to the Fund is Lipper - Large-Cap Core
Funds.  Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development.
The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.  The compensation structure of the other funds managed by the
Portfolio Managers is the same as the compensation structure of the Fund, described above.

        Ownership of Fund Shares.  As of August 31, 2005, the Portfolio Managers did not
beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the
Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding.
However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commission paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

      Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the investment advisory agreement also permits the Manager to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.  Notwithstanding that authority, and with the concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser as a factor in selecting brokers for the Fund's portfolio transactions.
However, the Manager may continue to effect portfolio transactions through brokers who sell shares of the Fund.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment policies similar to those of the
Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.
When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the
Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Directors permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that:
(i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Directors permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

   -----------------------------------------------------------------------
   Fiscal Year Ended 8/31:     Total Brokerage Commissions Paid by the
                                               Fund(1)
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
             2002                            $25,593,743
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
             2003                            $24,183,523
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
             2004                          $21,616,746(2)
   -----------------------------------------------------------------------
    1.   Amounts do not include spreads or commissions on principal transactions on a net trade basis.
    2.   In the fiscal year ended 8/31/04, the amount of transactions directed to brokers for research services was $1,646,129,318 and amount of the commissions paid to broker-dealers for those services was 1,308,165.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

-------------------------------------------
Fiscal    Aggregate        Class A
                           Front-End
Year      Front-End Sales  Sales Charges
Ended     Charges on       Retained by
8/31:     Class A Shares   Distributor(1)
-------------------------------------------
-------------------------------------------
  2002      $12,400,169      $3,335,382
-------------------------------------------
-------------------------------------------
  2003      $10,218,259      $2,221,821
-------------------------------------------
-------------------------------------------
  2004      $11,418,765      $3,171,006
-------------------------------------------
1.    Includes amounts  retained by a broker-dealer  that is an affiliate or a parent of the
    Distributor.

-----------------------------------------------------------------------------
Fiscal    Concessions on   Concessions on  Concessions on   Concessions on
Year      Class A Shares   Class B Shares  Class C Shares   Class N Shares
Ended     Advanced by      Advanced by     Advanced by      Advanced by
8/31:     Distributor(1)   Distributor(1)  Distributor(1)   Distributor(1)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2002        $895,178       $15,202,153      $1,380,111        $408,513
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2003       $1,365,250      $10,340,993      $1,196,635        $318,612
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2004        $868,729       $9,415,492       $1,313,846        $566,213
-----------------------------------------------------------------------------
1.    The Distributor  advances concession payments to financial  intermediaries for certain sales of  Class A shares  and for  sales  of  Class B and  Class C shares  from its own resources at the time of sale.

------------------------------------------------------------------------------
Fiscal    Class A          Class B         Class C           Class N
          Contingent       Contingent                        Contingent
Year      Deferred Sales   Deferred Sales  Contingent        Deferred Sales
Ended     Charges          Charges         Deferred Sales    Charges
8/31:     Retained by      Retained by     Charges Retained  Retained by
          Distributor      Distributor     by Distributor    Distributor
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2002        $112,149       $12,100,308       $142,468           $6,564
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2003        $97,262        $9,770,325        $105,288          $203,096
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2004        $74,864        $5,944,314         $95,439          $116,888
------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and
Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Directors, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on that plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Directors and its Independent Directors
specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Directors and the Independent Directors must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.
Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Directors at least quarterly for its review.
The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the
Independent Directors.

      Each plan states that while it is in effect, the selection and nomination of those
Directors of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Directors.  This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Directors.

      Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Directors. The Board of Directors
has set no minimum amount of assets to qualify for payments under the plans.

|X|   Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The
Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares.  The Board has set the rate at that level. The
Distributor does not receive or retain the service fee on Class shares in accounts for which the Distributor has been listed as the broker-dealer of record.  While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below, regarding grandfathered retirement accounts. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001
("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares. After the first year shares are outstanding, the
Distributor makes service fee payments to recipients quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      For the fiscal year ended August 31, 2004 payments under the Class A plan totaled
$18,465,500, of which $312,809 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $952,558 paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the
Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|X|   Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased.
After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another broker-dealer of record.  If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account. The Distributor does not receive or retain the service fee on Class B, Class C or Class N shares in accounts for which it is listed as the broker-dealer of record.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and service fees increase Class N expenses by
0.50% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B and Class N shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the
Distributor for its services rendered in distributing Class B, Class C and Class N shares.
The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and Class N shares,
o     bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B, Class C and Class
         N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or
Class N plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

--------------------------------------------------------------------------------
  Distribution Fees Paid to the Distributor for the Fiscal Year Ended 8/31/04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class:      Total Payments      Amount       Distributor's    Distributor's
                                                  Aggregate      Unreimbursed
                                                 Unreimbursed    Expenses as %
                                 Retained by    Expenses Under   of Net Assets
                 Under Plan      Distributor         Plan          of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan    $28,859,643    $20,653,862(1)    $44,830,396         1.75%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan    $12,778,948     $1,463,085(2)    $28,487,977         2.29%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Plan      $611,038       $409,378(3)      $2,254,663         1.49%
--------------------------------------------------------------------------------
1.    Includes $392,146 paid to an affiliate of the Distributor's parent company.
2.    Includes $328,200 paid to an affiliate of the Distributor's parent company.
3.    Includes $13,751 paid to an affiliate of the Distributor's parent company.

      All  payments  under  the  Class  B,  Class C and  Class N plans  are  subject  to the limitations  imposed by the  Conduct  Rules of the NASD on  payments  of  asset-based  sales charges and service fees.

Payments to Fund Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this Statement of Additional Information. They may also receive reallowance of commissions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this Statement of Additional Information. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o     Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o     depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries as sales commissions (see "About Your Account" in the
              Prospectus);
o     ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule
              12b-1 under the Investment Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans" above);
o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the
              Manager or Distributor for expenses they incur on behalf of the Fund.
o     Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as
              "revenue sharing" payments, may be in addition to the payments by the Fund listed above.
o     These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;
o     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the NASD. Payments are made based on the guidelines established by the
              Manager and Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's prospectus and this Statement of Additional Information. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the
Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for the Fund or other
         Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies'
         variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the
         Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2004, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the
Manager or Distributor for marketing or program support:

  ===============================================================================
  ADVEST INC.                             AEGON
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  A.G. Edwards & Sons, Inc.               AIG Network
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Allianz Life Insurance Company          Allstate Life Insurance Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Ameritas Life Insurance Corporation     American Centurian Life Insurance
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  American Enterprise Life Insurance      American Express Financial Advisors
                                          Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  American Portfolios                     Annuity Investors Life
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  AXA Advisors                            Banc One Securities Corporation
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Bank of New York                        Cadaret Grant & Co. Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Charter One Securities Inc.             Chase Investment Services
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Citigroup Financial Network             CitiStreet
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Citizens Bank of Rhode Island           CJM Planning Corp.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Columbus Life Insurance Company         Commonwealth Financial Network
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  CUNA Brokerage Services Inc.            CUSO Financial Services, L.P.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Federal Kemper                          First Allied Securities Inc
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  First Global Capital                    GE Financial Assurance
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  GlenBrook Life and Annuity Co.          Great West Life & Annuity Co., Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  HD Vest                                 Hewitt Associates
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  HSBC Brokerage (USA) Inc.               ING Network
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Jefferson Pilot Securities Corporation  John Hancock Variable Life Insurance
                                          Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Kemper Life Assurance Company           Legend Equities Corporation
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Legg Mason Wood Walker, Incorporated    Lincoln National Life Insurance
                                          Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Lincoln Financial Advisors Corporation  Lincoln Investment Planning
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Linsco/Private Ledger Corp.             MassMutual Financial Group and
                                          affiliates
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  McDonald Investments, Inc.              Merrill Lynch & Co., Inc. and
                                          affiliates
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Metlife and affiliates                  Minnesota Life Insurance Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Morgan Stanley DW Inc.                  NPH Network
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Nationwide and affiliates               New York Life Securities, LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  PacLife Network                         Park Avenue Securities LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Planmember Securities Corporation       Prime Capital Services, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Princor Financial Services Corporation  Protective Life Insurance Co.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Provident Mutual Insurance Company      Prudential Investment Management
                                          Services LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Raymond James Financial Services, Inc.  Raymond James & Associates, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  RBC Dain Rauscher Inc.                  Securities America, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Security Benefit Life Insurance Company Signator Investments
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Sun Life Insurance Company              Suntrust Investment Services, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Tower Square Securities, Inc            Travelers Life & Annuity Co., Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  UBS Financial Services Inc.             Union Central Life Insurance Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Wachovia Securities LLC                 Wells Fargo Investments, LLC
  ===============================================================================

      For the year ended December 31, 2004, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

  ===============================================================================
  ABN AMRO                                ADP
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Alliance Benefit Group                  AMVESCAP Retirement Plans
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  American Stock & Transfer               Baden Retirement
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  BCG                                     Benefit Administration Co., LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Benefit Administration, Inc.            Benefit Plans Administrative Services
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Benetech, Inc.                          BISYS Retirement Services
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Boston Financial Data Services          Ceridian
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Circle Trust Company                    Citigroup
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  CitiStreet                              CPI
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Daily Access.Com, Inc.                  Digital Retirement Solutions
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Dyatech                                 ERISA Administrative Services, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  ExpertPlan.com                          FAScore
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  FBD Consulting                          Federated Investors
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Fidelity Institutional                  First National Bank of Omaha
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  First Trust Corp.                       Franklin Templeton
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Geller Group                            Gold K
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Great West Financial Services           Hartford Life Insurance Co.
  Equities, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  ICMA - RC Services                      In West Pension Mgmt
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Independent Plan Coordinators           Ingham Group
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Interactive Retirement Systems, Ltd.    Invesmart, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Kaufman & Goble                         Leggette & Co., Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Manulife                                MassMutual Financial Group and
                                          affiliates
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Matrix Settlement & Clearance Services  Mellon HR Solutions
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Merrill Lynch & Co., Inc.               Metavante
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Metlife Securities Inc.                 MFS Investment Management
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Mid Atlantic Capital Corp.              Milliman USA
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Morgan Stanley DW Inc.                  National City Bank
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  National Financial Services Corp.       National Investors Services Corp.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Nationwide Investment Service Corp.     New York Life Investment Management,
                                          Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Northwest Plan Services                 Pension Administration and Consulting
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  PFPC, Inc.                              PSMI Group
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Putnam Fiduciary Trust Company          Quads Trust Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  RSM McGladrey                           SAFECO
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Charles Schwab & Co., Inc.              Security Trust Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Sentinel / National Life                Standard Insurance Co
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Stanley, Hunt, Dupree & Rhine           State Street Bank & Trust Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Suntrust Investment Services, Inc.      Swerdlin & Co.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  T. Rowe Price Brokerage Services, L.P.  Taylor, Perky & Parker, LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  The 401k Company                        The Investment Center, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Trusource                               Union Bank and Trust Co.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  USI Consulting Group                    Vanguard Group
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Web401K.com                             Wilmington Trust Company
  ===============================================================================

Performance of the Fund

Explanation  of Performance  Terminology.  The Fund uses a variety of terms to illustrate its investment  performance.  Those terms include  "cumulative  total  return,"  "average  annual total  return,"  "average  annual total  return at net asset value" and "total  return at net asset  value." An  explanation  of how total returns are  calculated is set forth below.  The charts below show the Fund's  performance  as of the Fund's most recent  fiscal year end. You can  obtain  current  performance  information  by  calling  the  Fund's  Transfer  Agent  at
1.800.225.5677    or   by    visiting    the    OppenheimerFunds    Internet    website    at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the
Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

o     Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account.
         Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% equity funds (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year,
1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/01 (the inception date for Class N shares)
are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees.
There is no sales charge on Class Y shares.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of
$1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERV   l/n - 1  Average Annual Total
               Return
  P

o     Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of
Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
  P

o     Average Annual Total Return (After Taxes on Distributions and Redemptions). The
"average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
l/n              and Redemptions)
  P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

 ERV - P   = Total Return
-----------
    P

o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class
Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 8/31/04
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of      Cumulative                Average Annual Total Returns
            Total Returns
             (10 years or
Shares      life-of-class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                 1-Year            5-Year           10-Year
                                                (or life of       (or life of
                                               class if less)   class if less)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           After   Without  After    Without  After    Without After    Without
           Sales   Sales    Sales    Sales    Sales    Sales   Sales    Sales
           Charge   Charge   Charge   Charge   Charge  Charge   Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A(1) 116.49%  129.70%    4.97%   11.37%   -2.86%  -1.70%    8.03%    8.67%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B(2) 122.83%  122.83%    5.43%   10.43%   -2.80%  -2.47%    8.42%    8.42%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C(3) 113.00%  113.00%    9.53%   10.53%   -2.44%  -2.44%    7.85%    7.85%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N(4)  -3.93%   -3.93%    9.93%   10.93%   -1.14%  -1.14%      N/A      N/A
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class Y(5)  65.74%   65.74%   11.69%   11.69%   -1.51%  -1.51%      N/A    6.66%
---------------------------------------------------------------------------------
1.    Inception of Class A:   02/03/88
2.    Inception of Class B:   10/03/94
3.    Inception of Class C:   12/01/93
4.    Inception of Class N:   03/01/01
5.    Inception of Class Y:   11/01/96

-----------------------------------------------------------------------------
  Average Annual Total Returns for Class A(1) Shares (After Sales Charge)
                       For the Periods Ended 8/31/04_
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                               1-Year
                                               5-Year           10-Year
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
After Taxes on                  4.86%          -3.62%            6.80%
Distributions
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
After Taxes on                  3.35%          -2.62%            6.48%
Distributions and
Redemption of Fund Shares
-----------------------------------------------------------------------------
   1. Inception of Class A: 02/03/88

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The
Fund is rated among large blend category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive
4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10%
receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)
The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable)
Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and Publications. From
time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York
Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance
of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as
Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or
Transfer Agent, and of the investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves.
Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the
Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United
         States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least
$50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH")
transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange ("the
Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in
ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the
Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                 Oppenheimer Main Street Opportunity Fund
Oppenheimer Core Bond Fund                Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund II
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Developing Markets Fund       Street Fund III
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Balanced Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Discovery Fund                Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Dividend Growth Fund          Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Fund                   Municipals
Oppenheimer Global Opportunities Fund     Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund       Oppenheimer Total Return Bond Fund
Oppenheimer   International   Diversified
Fund                                      Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund     Oppenheimer Value Fund
Oppenheimer  International  Small Company
Fund                                      Limited-Term New York Municipal Fund
Oppenheimer International Value Fund      Rochester Fund Municipals
Oppenheimer   Limited   Term   California
Municipal Fund                            Oppenheimer Portfolio Series:
                                            Active Allocation Fund
                                            Aggressive Investor Fund
                                            Conservative Investor Fund
Oppenheimer Limited-Term Government Fund    Moderate Investor Fund

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.       Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust

      There is an initial sales charge on the purchase of Class A shares of each of the
Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), if you purchase Class A shares or
Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters do not consider Class C or Class N shares you purchase or may have purchased.

      A Letter is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the
Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.
      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of
Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the
Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.
The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer  Agent will not hold shares in escrow for purchases of shares of the Fund and other  Oppenheimer funds by  OppenheimerFunds  prototype 401(k) plans under a Letter. If the intended  purchase amount under a Letter entered into by an  OppenheimerFunds  prototype
401(k) plan is not purchased by the plan by the end of the Letter  period,  there will be no adjustment of concessions paid to the  broker-dealer or financial  institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of
$2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the
13-month Letter period, the escrowed shares will be promptly released to the investor.
      3. If, at the end of the 13-month Letter period the total purchases pursuant to the
Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the
Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other
            Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset
Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The
Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans.  Certain types of retirement plans are entitled to purchase shares of the
Fund without sales charges or at reduced sales charge rates, as described in an Appendix to this Statement of Additional Information.  Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contract or special arrangement with Merrill Lynch.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments
(other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

      OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the
Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept purchase orders of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

      Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class
A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares
72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix C to this Statement of Additional
            Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
            Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the
            Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the
Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan made with the redemption proceeds of Class A shares of one or more
            Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the
Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which
Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes.
The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.
Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated Directors, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance
Fee is automatically deducted from each such Fund account on or about the second to last business day of September.

      Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer
            Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus,
            Recordkeeper Pro and Pension Alliance Retirement Plan programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

      To access account documents electronically via eDocs Direct, please visit the Service
Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a
U.S. holiday). All references to time in this Statement of Additional Information mean
"Eastern time." The Exchange's most recent annual announcement (which is subject to change)
states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the
Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the
Board at its next ensuing meeting

      ?  Securities Valuation. The Fund's Board of Directors has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on NASDAQ(R)are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not,  at the closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the Board of
               Directors, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker
(which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of
Trustees/Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ(R)on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the
"bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal
Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, and Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution
"in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act.
Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of
$250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares"
for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k)
plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds
Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the
Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the
Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The
Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the
Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the
Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the
Distributor's receipt of the required redemption documents in proper form. The signature(s)
of the registered owners on the redemption documents must be guaranteed as described in the
Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at
$5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an
Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges
(see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix C to this Statement of
Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this Statement of Additional Information.

      Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted.
Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer
Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the
Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the
Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.
The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a plan at any time by writing to the Transfer Agent. The
Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the
Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer
Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the
Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other
Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial America Fund, L.P.             Centennial Money Market Trust
   Centennial California Tax Exempt Trust    Centennial New York Tax Exempt
                                             Trust
   Centennial Government Trust               Centennial Tax Exempt Trust

   The following funds do not offer Class N shares:
   Oppenheimer AMT-Free Municipals           Oppenheimer Pennsylvania Municipal
                                             Fund
   Oppenheimer AMT-Free New York             Oppenheimer Rochester National
   Municipals                                Municipals
   Oppenheimer California Municipal Fund     Limited Term New York Municipal Fund
   Oppenheimer Limited Term Municipal        Oppenheimer Senior Floating Rate Fund
   Fund
   Oppenheimer New Jersey Municipal Fund     Rochester Fund Municipals
   Oppenheimer Principal Protected Main      Oppenheimer Limited Term California
   Street Fund II                            Municipal Fund
   Oppenheimer International Value Fund

   The following funds do not offer Class Y shares:
   Oppenheimer AMT-Free Municipals         Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York           Oppenheimer Balanced Fund
   Municipals
   Oppenheimer California Municipal Fund   Oppenheimer New Jersey Municipal Fund
   Oppenheimer Capital Income Fund         Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer Cash Reserves               Oppenheimer Principal Protected Main
                                           Street Fund
   Oppenheimer Champion Income Fund        Oppenheimer Principal Protected Main
                                           Street Fund II
   Oppenheimer Convertible Securities Fund Oppenheimer Principal Protected Main
                                           Street Fund III
   Oppenheimer Disciplined Allocation Fund Oppenheimer Quest Capital Value Fund,
                                           Inc.
   Oppenheimer Developing Markets Fund     Oppenheimer Quest International Value
                                           Fund, Inc.
   Oppenheimer Gold & Special Minerals     Oppenheimer Rochester National Municipals
   Fund
   Oppenheimer International Bond Fund
   Oppenheimer International Growth Fund   Oppenheimer Small Cap Value Fund
   Oppenheimer International Small         Oppenheimer Total Return Bond Fund
   Company Fund
                                           Limited Term New York Municipal Fund

o     Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for
      Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of
      Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of
      Class M shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of
      Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer
      Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital
      Preservation Fund.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund II until after the expiration of the warranty period (2/4/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund III until after the expiration of the warranty period (12/6/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide
60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester National Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund Municipals
acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class
A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund,
Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares (other than  Limited-Term Government Fund, Limited
Term Municipal Fund, Limited Term New York Municipal Fund, Oppenheimer Capital Preservation
Fund and Oppenheimer Senior Floating Rate Fund), the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Limited-Term Government Fund, Limited Term
Municipal Fund, Limited Term New York Municipal Fund, Oppenheimer Capital Preservation Fund
and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 5 years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and
Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b)
plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the
Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the
"Redemption Date"). Normally, shares of the fund to be acquired are purchased on the
Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic
Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional
Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment
Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the
Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B,
Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.
      The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional
Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90%
of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables),
U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

      Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by
December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Directors and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the
Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S.
federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund
(or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year.

      Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within
30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

      Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of
Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund.  Any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed
Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation)
by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer
Agent in writing and must have an existing account in the fund selected for reinvestment.
Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders.
It also handles shareholder servicing and administrative functions. It serves as the
Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the
Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm.  Deloitte & Touche LLP served as the
Independent Registered Public Accounting Firm for the Fund. Deloitte & Touche LLP audits the Fund's financial statements and performs other related audit services. Deloitte &
Touche LLP also acts as the independent registered public accounting firm for certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by
Deloitte & Touche LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF OPPENHEIMER MAIN STREET FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Fund, a series of Oppenheimer Main Street Funds, Inc., including the statement of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Main Street Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
October 14, 2004

STATEMENT OF INVESTMENTS  August 31, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                           SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--98.8%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--9.6%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.2%
Aftermarket Technology
Corp. 1                                                    10,201   $    135,163
--------------------------------------------------------------------------------
Autoliv, Inc.                                             126,100      5,327,725
--------------------------------------------------------------------------------
Dana Corp.                                                572,000     10,793,640
--------------------------------------------------------------------------------
Lear Corp.                                                 46,200      2,489,256
                                                                    ------------
                                                                      18,745,784

--------------------------------------------------------------------------------
AUTOMOBILES--0.4%
Ford Motor Co.                                          2,232,426     31,499,531
--------------------------------------------------------------------------------
General Motors Corp.                                      241,800      9,988,758
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                      51,200      3,124,224
                                                                    ------------
                                                                      44,612,513

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.1%
Applebee's
International, Inc.                                       224,187      5,396,181
--------------------------------------------------------------------------------
Caesars Entertainment,
Inc. 1                                                    382,800      5,914,260
--------------------------------------------------------------------------------
CBRL Group, Inc.                                          194,300      6,194,284
--------------------------------------------------------------------------------
CEC Entertainment,
Inc. 1                                                    201,100      6,771,037
--------------------------------------------------------------------------------
Choice Hotels
International, Inc.                                        28,200      1,462,452
--------------------------------------------------------------------------------
Harrah's
Entertainment, Inc.                                       133,500      6,433,365
--------------------------------------------------------------------------------
International Game
Technology                                                742,400     21,418,240
--------------------------------------------------------------------------------
Isle of Capri Casinos,
Inc. 1                                                     11,800        215,468
--------------------------------------------------------------------------------
Jack in the Box, Inc. 1                                    43,100      1,217,144
--------------------------------------------------------------------------------
Mandalay Resort Group                                     167,800     11,383,552
--------------------------------------------------------------------------------
Marriott International,
Inc., Cl. A                                               179,600      8,522,020
--------------------------------------------------------------------------------
McDonald's Corp.                                        1,415,500     38,246,810
--------------------------------------------------------------------------------
Rare Hospitality
International, Inc. 1                                      55,200      1,492,608
--------------------------------------------------------------------------------
Ruby Tuesday, Inc.                                         20,700        559,935
--------------------------------------------------------------------------------
Yum! Brands, Inc.                                         486,300     19,310,973
                                                                    ------------
                                                                     134,538,329

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.6%
Cavco Industries, Inc. 1                                   14,370        547,784
--------------------------------------------------------------------------------
D.R. Horton, Inc.                                         163,450      5,057,143
--------------------------------------------------------------------------------
Harman International
Industries, Inc.                                            6,100        589,809
--------------------------------------------------------------------------------
Hovnanian Enterprises,
Inc., Cl. A 1                                             265,500      9,138,510
--------------------------------------------------------------------------------
KB Home                                                   152,900     10,514,933
--------------------------------------------------------------------------------
Lennar Corp., Cl. B                                       108,200      4,593,090
--------------------------------------------------------------------------------
M.D.C. Holdings, Inc.                                     140,659      9,684,372
--------------------------------------------------------------------------------
Meritage Corp. 1                                           56,900      3,801,489
--------------------------------------------------------------------------------
NVR, Inc. 1                                                   800        401,800
--------------------------------------------------------------------------------
Pulte Homes, Inc.                                          76,530      4,511,444
--------------------------------------------------------------------------------
Ryland Group, Inc.
(The)                                                     121,600     10,719,040
--------------------------------------------------------------------------------
Standard Pacific Corp.                                     86,000      4,340,420
--------------------------------------------------------------------------------
Stanley Works (The)                                        84,900      3,672,774
--------------------------------------------------------------------------------
Technical Olympic
USA, Inc.                                                   8,700        222,024
--------------------------------------------------------------------------------
Toll Brothers, Inc. 1                                      44,600      1,979,794
--------------------------------------------------------------------------------
Whirlpool Corp.                                            60,200      3,680,628
--------------------------------------------------------------------------------
Yankee Candle, Inc.
(The) 1                                                    30,800        834,988
                                                                    ------------
                                                                      74,290,042

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.4%
Amazon.com, Inc. 1                                        273,800     10,442,732
--------------------------------------------------------------------------------
eBay, Inc. 1                                              455,000     39,375,700
                                                                    ------------
                                                                      49,818,432

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Action Performance
Cos., Inc.                                                343,600      3,752,112
--------------------------------------------------------------------------------
Brunswick Corp.                                           130,600      5,133,886
--------------------------------------------------------------------------------
Hasbro, Inc.                                              187,700      3,478,081
--------------------------------------------------------------------------------
Marvel Enterprises, Inc. 1                                 68,100        999,027
--------------------------------------------------------------------------------
Polaris Industries, Inc.                                   55,600      2,622,096
                                                                    ------------
                                                                      15,985,202

                        20 | OPPENHEIMER MAIN STREET FUND

                                                                           VALUE
                                                           SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA--2.7%
Clear Channel
Communications, Inc.                                      285,200   $  9,557,052
--------------------------------------------------------------------------------
Comcast Corp., Cl. A 1                                  2,714,155     76,457,746
--------------------------------------------------------------------------------
Cox Communications,
Inc., Cl. A 1                                              42,600      1,399,836
--------------------------------------------------------------------------------
McGraw-Hill Cos.,
Inc. (The)                                                293,600     22,234,328
--------------------------------------------------------------------------------
Time Warner, Inc. 1                                     4,894,300     80,021,805
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B                                     2,140,248     71,291,661
--------------------------------------------------------------------------------
Walt Disney Co. (The)                                   2,453,300     55,076,585
                                                                    ------------
                                                                     316,039,013

--------------------------------------------------------------------------------
MULTILINE RETAIL--0.6%
Dillard's, Inc., Cl. A                                     80,800      1,535,200
--------------------------------------------------------------------------------
Federated Department
Stores, Inc.                                              244,400     10,606,960
--------------------------------------------------------------------------------
J.C. Penney Co., Inc.
(Holding Co.)                                             206,700      7,920,744
--------------------------------------------------------------------------------
May Department
Stores Co.                                                 99,000      2,426,490
--------------------------------------------------------------------------------
Neiman Marcus
Group, Inc. (The), Cl. A                                   37,600      2,000,320
--------------------------------------------------------------------------------
Nordstrom, Inc.                                           163,700      6,078,181
--------------------------------------------------------------------------------
Sears Roebuck & Co.                                       244,500      9,359,460
--------------------------------------------------------------------------------
Target Corp.                                              776,400     34,611,912
                                                                    ------------
                                                                      74,539,267

--------------------------------------------------------------------------------
SPECIALTY RETAIL--3.2%
Abercrombie &
Fitch Co., Cl. A                                          235,300      6,588,400
--------------------------------------------------------------------------------
Aeropostale, Inc. 1                                       134,500      4,189,675
--------------------------------------------------------------------------------
American Eagle
Outfitters, Inc. 1                                        193,200      6,433,560
--------------------------------------------------------------------------------
AnnTaylor Stores Corp. 1                                  302,200      7,304,174
--------------------------------------------------------------------------------
AutoNation, Inc. 1                                        318,300      5,232,852
--------------------------------------------------------------------------------
Barnes & Noble, Inc. 1                                     38,100      1,316,736
--------------------------------------------------------------------------------
Best Buy Co., Inc.                                        361,600     16,821,632
--------------------------------------------------------------------------------
Borders Group, Inc.                                       306,700      7,330,130
--------------------------------------------------------------------------------
Circuit City Stores, Inc./
Circuit City Group                                        235,400      3,053,138
--------------------------------------------------------------------------------
Claire's Stores, Inc.                                     448,700     10,921,358
--------------------------------------------------------------------------------
Electronics Boutique
Holdings Corp. 1                                            7,400        225,922
--------------------------------------------------------------------------------
Finish Line, Inc. (The),
Cl. A 1                                                    18,200        527,982
--------------------------------------------------------------------------------
Foot Locker, Inc.                                         104,400      2,335,428
--------------------------------------------------------------------------------
Gap, Inc. (The)                                         1,702,900     31,912,346
--------------------------------------------------------------------------------
Hollywood
Entertainment Corp. 1                                     101,900      1,028,171
--------------------------------------------------------------------------------
Home Depot, Inc.                                        4,262,100    155,822,376
--------------------------------------------------------------------------------
Limited Brands, Inc.                                      179,200      3,598,336
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                         489,400     24,323,180
--------------------------------------------------------------------------------
Michaels Stores, Inc.                                      34,800      1,995,084
--------------------------------------------------------------------------------
Office Depot, Inc. 1                                      400,000      6,404,000
--------------------------------------------------------------------------------
Pacific Sunwear of
California, Inc. 1                                        454,000      8,698,640
--------------------------------------------------------------------------------
RadioShack Corp.                                          100,000      2,694,000
--------------------------------------------------------------------------------
Sherwin-Williams Co.                                      187,500      7,743,750
--------------------------------------------------------------------------------
Staples, Inc.                                           1,448,600     41,545,848
--------------------------------------------------------------------------------
Talbots, Inc. (The)                                       204,700      5,488,007
--------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                      610,900     12,926,644
--------------------------------------------------------------------------------
Zale Corp. 1                                              240,200      6,153,924
                                                                    ------------
                                                                     382,615,293

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.3%
Jones Apparel
Group, Inc.                                                75,700      2,701,733
--------------------------------------------------------------------------------
Nike, Inc., Cl. B                                         228,900     17,238,459
--------------------------------------------------------------------------------
Timberland Co., Cl. A 1                                   173,100      9,667,635
                                                                    ------------
                                                                      29,607,827

--------------------------------------------------------------------------------
CONSUMER STAPLES--10.3%
--------------------------------------------------------------------------------
BEVERAGES--3.1%
Anheuser-Busch
Cos., Inc.                                                798,900     42,181,920
--------------------------------------------------------------------------------
Coca-Cola Co. (The)                                     3,700,200    165,435,942
--------------------------------------------------------------------------------
Pepsi Bottling Group,
Inc. (The)                                                249,000      6,670,710
--------------------------------------------------------------------------------
PepsiAmericas, Inc.                                        14,700        291,648
--------------------------------------------------------------------------------
PepsiCo, Inc.                                           3,151,530    157,576,500
                                                                    ------------
                                                                     372,156,720

                        21 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                           SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.3%
Albertson's Inc.                                          270,700   $  6,653,806
--------------------------------------------------------------------------------
Costco Wholesale Corp.                                    666,500     27,439,805
--------------------------------------------------------------------------------
Sysco Corp.                                               688,600     22,131,604
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                   4,041,700    212,876,339
                                                                    ------------
                                                                     269,101,554

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.5%
Campbell Soup Co.                                          45,600      1,183,776
--------------------------------------------------------------------------------
Heinz (H.J.) Co.                                          866,200     32,837,642
--------------------------------------------------------------------------------
Hershey Foods Corp.                                       121,100      5,846,708
--------------------------------------------------------------------------------
Kellogg Co.                                               334,800     14,054,904
--------------------------------------------------------------------------------
Kraft Foods, Inc., Cl. A                                   14,600        456,688
--------------------------------------------------------------------------------
Sara Lee Corp.                                            104,100      2,303,733
--------------------------------------------------------------------------------
Smithfield Foods, Inc. 1                                  123,800      3,181,660
--------------------------------------------------------------------------------
Tyson Foods, Inc., Cl. A                                  328,700      5,416,976
                                                                    ------------
                                                                      65,282,087

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--2.2%
Chattem, Inc. 1                                            12,300        375,027
--------------------------------------------------------------------------------
Colgate-Palmolive Co.                                     478,200     25,822,800
--------------------------------------------------------------------------------
Energizer Holdings, Inc. 1                                 58,400      2,414,256
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                      279,400     18,635,980
--------------------------------------------------------------------------------
Procter & Gamble Co.
(The)                                                   3,792,900    212,288,613
                                                                    ------------
                                                                     259,536,676

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.5%
Estee Lauder Cos.,
Inc. (The), Cl. A                                         171,300      7,528,635
--------------------------------------------------------------------------------
Gillette Co.                                            1,195,000     50,787,500
                                                                    ------------
                                                                      58,316,135

--------------------------------------------------------------------------------
TOBACCO--1.7%
Altria Group, Inc.                                      3,871,200    189,495,240
--------------------------------------------------------------------------------
Reynolds American, Inc.                                   161,700     12,208,350
                                                                    ------------
                                                                     201,703,590

--------------------------------------------------------------------------------
ENERGY--9.2%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.2%
Halliburton Co.                                           397,800     11,603,826
--------------------------------------------------------------------------------
Oil States
International, Inc. 1                                     282,600      4,549,860
--------------------------------------------------------------------------------
Precision Drilling Corp. 1                                 50,600      2,493,769
--------------------------------------------------------------------------------
Schlumberger Ltd.                                         129,200      7,984,560
                                                                    ------------
                                                                      26,632,015

--------------------------------------------------------------------------------
OIL & GAS--9.0%
Amerada Hess Corp.                                         98,300      7,913,150
--------------------------------------------------------------------------------
Apache Corp.                                              340,000     15,194,600
--------------------------------------------------------------------------------
Burlington Resources,
Inc.                                                      847,300     30,697,679
--------------------------------------------------------------------------------
Canadian Natural
Resources Ltd.                                            483,570     15,732,232
--------------------------------------------------------------------------------
Chesapeake Energy
Corp.                                                     422,600      5,971,338
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                     2,065,804    201,415,890
--------------------------------------------------------------------------------
Cimarex Energy Co. 1                                       40,410      1,209,471
--------------------------------------------------------------------------------
ConocoPhillips                                          1,058,991     78,820,700
--------------------------------------------------------------------------------
EOG Resources, Inc.                                       162,800      9,404,956
--------------------------------------------------------------------------------
Esprit Exploration Ltd. 1                               2,165,000      5,837,980
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                      10,658,596    491,361,276
--------------------------------------------------------------------------------
Frontier Oil Corp. 2                                    1,510,700     30,848,494
--------------------------------------------------------------------------------
Houston Exploration
Co. 1                                                      93,700      4,811,495
--------------------------------------------------------------------------------
Kerr-McGee Corp.                                          136,700      7,215,026
--------------------------------------------------------------------------------
Marathon Oil Corp.                                        596,900     21,649,563
--------------------------------------------------------------------------------
Newfield Exploration
Co. 1                                                      73,800      4,084,830
--------------------------------------------------------------------------------
Noble Energy, Inc.                                        204,300     10,517,364
--------------------------------------------------------------------------------
Occidental Petroleum
Corp.                                                     669,900     34,600,335
--------------------------------------------------------------------------------
OMI Corp.                                                 277,900      3,534,888
--------------------------------------------------------------------------------
Paramount Resources
Ltd. 1                                                  1,447,400     19,845,521
--------------------------------------------------------------------------------
Pioneer Natural
Resources Co.                                              47,300      1,582,185
--------------------------------------------------------------------------------
Pogo Producing Co.                                         74,100      3,258,918
--------------------------------------------------------------------------------
Sunoco, Inc.                                              178,500     10,977,750
--------------------------------------------------------------------------------
Talisman Energy, Inc.                                     740,000     16,944,241
--------------------------------------------------------------------------------
Teekay Shipping Corp.                                     156,400      5,481,820

                        22 | OPPENHEIMER MAIN STREET FUND

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Tesoro Petroleum
Corp. 1                                                  88,700   $    2,100,416
--------------------------------------------------------------------------------
Unocal Corp.                                            357,600       13,352,784
--------------------------------------------------------------------------------
Valero Energy Corp.                                     157,100       10,373,313
--------------------------------------------------------------------------------
Williams Cos., Inc. (The)                               617,900        7,346,831
                                                                  --------------
                                                                   1,072,085,046

--------------------------------------------------------------------------------
FINANCIALS--24.2%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.4%
Bank of New York
Co., Inc. (The)                                         834,800       24,877,040
--------------------------------------------------------------------------------
Mellon Financial Corp.                                  365,200       10,539,672
--------------------------------------------------------------------------------
Northern Trust Corp.                                    198,200        8,532,510
                                                                  --------------
                                                                      43,949,222

--------------------------------------------------------------------------------
COMMERCIAL BANKS--8.7%
Astoria Financial Corp.                                  60,500        2,198,570
--------------------------------------------------------------------------------
Bank of America Corp.                                 7,107,212      319,682,396
--------------------------------------------------------------------------------
Banknorth Group, Inc.                                   288,800        9,810,536
--------------------------------------------------------------------------------
BB&T Corp.                                              450,900       18,031,491
--------------------------------------------------------------------------------
Charter One
Financial, Inc.                                         566,771       25,204,306
--------------------------------------------------------------------------------
City National Corp.                                      25,600        1,689,088
--------------------------------------------------------------------------------
Colonial BancGroup,
Inc. (The)                                                  800           16,144
--------------------------------------------------------------------------------
Comerica, Inc.                                          169,400       10,189,410
--------------------------------------------------------------------------------
Fifth Third Bancorp                                     236,100       11,760,141
--------------------------------------------------------------------------------
Flagstar Bancorp, Inc.                                   27,100          585,089
--------------------------------------------------------------------------------
Golden West
Financial Corp.                                          13,800        1,493,574
--------------------------------------------------------------------------------
Greenpoint Financial
Corp.                                                   460,950       20,304,848
--------------------------------------------------------------------------------
Huntington
Bancshares, Inc.                                        267,500        6,599,225
--------------------------------------------------------------------------------
Independence
Community Bank
Corp.                                                   137,900        5,411,196
--------------------------------------------------------------------------------
Indymac Mortgage
Holdings, Inc.                                          117,600        4,057,200
--------------------------------------------------------------------------------
KeyCorp                                                 452,500       14,185,875
--------------------------------------------------------------------------------
MAF Bancorp, Inc.                                         2,600          108,758
--------------------------------------------------------------------------------
National City Corp.                                   1,129,800       42,695,142
--------------------------------------------------------------------------------
PNC Financial Services
Group, Inc.                                             554,600       29,765,382
--------------------------------------------------------------------------------
R&G Financial Corp.,
Cl. B                                                    19,900          688,142
--------------------------------------------------------------------------------
Regions Financial Corp.                                 337,325       10,892,224
--------------------------------------------------------------------------------
Sterling Financial
Corp., Western US                                         9,000          298,440
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                                    467,800       31,857,180
--------------------------------------------------------------------------------
U.S. Bancorp                                          4,399,170      129,775,515
--------------------------------------------------------------------------------
UnionBanCal Corp.                                       178,300       10,601,718
--------------------------------------------------------------------------------
Wachovia Corp.                                        2,835,500      133,013,305
--------------------------------------------------------------------------------
Webster Financial Corp.                                  71,700        3,527,640
--------------------------------------------------------------------------------
Wells Fargo & Co.                                     3,254,000      191,172,500
--------------------------------------------------------------------------------
Zions Bancorp                                            91,600        5,704,848
                                                                  --------------
                                                                   1,041,319,883

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--8.6%
Affiliated Managers
Group, Inc. 1                                            35,200        1,726,560
--------------------------------------------------------------------------------
American Capital
Strategies Ltd.                                          30,200          942,240
--------------------------------------------------------------------------------
American Express Co.                                  1,360,600       68,057,212
--------------------------------------------------------------------------------
Bear Stearns Cos.,
Inc. (The)                                              146,200       12,853,904
--------------------------------------------------------------------------------
Capital One
Financial Corp.                                         286,500       19,413,240
--------------------------------------------------------------------------------
Chicago Mercantile
Exchange (The)                                           46,200        6,150,606
--------------------------------------------------------------------------------
CIT Group, Inc.                                         244,700        8,745,578
--------------------------------------------------------------------------------
Citigroup, Inc.                                       8,630,546      402,010,833
--------------------------------------------------------------------------------
CompuCredit Corp. 1                                      11,600          218,196
--------------------------------------------------------------------------------
E*TRADE Financial
Corp. 1                                                 617,300        7,271,794
--------------------------------------------------------------------------------
Franklin Resources, Inc.                                  3,900          207,753
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                  6,408,196      253,636,398
--------------------------------------------------------------------------------
Knight Trading
Group, Inc. 1                                           244,300        2,213,358
--------------------------------------------------------------------------------
MBNA Corp.                                            1,402,200       33,849,108
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                             1,450,900       74,097,463
--------------------------------------------------------------------------------
Morgan Stanley                                        2,021,500      102,550,695

                        23 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES Continued
Principal Financial
Group, Inc. (The)                                       706,100   $   24,508,731
                                                                  --------------
                                                                   1,018,453,669

--------------------------------------------------------------------------------
INSURANCE--4.6%
ACE Ltd.                                                170,800        6,584,340
--------------------------------------------------------------------------------
AFLAC, Inc.                                             504,300       20,222,430
--------------------------------------------------------------------------------
Allmerica Financial
Corp. 1                                                 181,200        5,254,800
--------------------------------------------------------------------------------
Allstate Corp.                                        1,169,400       55,207,374
--------------------------------------------------------------------------------
AMBAC Financial
Group, Inc.                                               3,100          234,050
--------------------------------------------------------------------------------
American International
Group, Inc.                                           3,896,905      277,615,512
--------------------------------------------------------------------------------
Aon Corp.                                               390,700       10,138,665
--------------------------------------------------------------------------------
Chubb Corp.                                             257,300       17,498,973
--------------------------------------------------------------------------------
Cincinnati Financial
Corp.                                                    12,600          508,410
--------------------------------------------------------------------------------
Fidelity National
Financial, Inc.                                         312,484       11,765,023
--------------------------------------------------------------------------------
First American Corp.
(The)                                                    36,900        1,068,993
--------------------------------------------------------------------------------
Genworth Financial,
Inc., Cl.A 1                                            192,600        4,377,798
--------------------------------------------------------------------------------
Hartford Financial
Services Group, Inc.
(The)                                                   441,200       26,983,792
--------------------------------------------------------------------------------
LandAmerica Financial
Group, Inc.                                              63,000        2,711,520
--------------------------------------------------------------------------------
Lincoln National Corp.                                  250,100       11,329,530
--------------------------------------------------------------------------------
Loews Corp.                                             209,500       11,899,600
--------------------------------------------------------------------------------
Marsh & McLennan
Cos., Inc.                                               54,800        2,449,012
--------------------------------------------------------------------------------
MBIA, Inc.                                              109,100        6,248,157
--------------------------------------------------------------------------------
MetLife, Inc.                                           446,600       16,635,850
--------------------------------------------------------------------------------
Nationwide Financial
Services, Inc., Cl. A                                    73,600        2,560,544
--------------------------------------------------------------------------------
Progressive Corp.                                       390,600       31,365,180
--------------------------------------------------------------------------------
Reinsurance Group
of America, Inc.                                        187,800        7,483,830
--------------------------------------------------------------------------------
RenaissanceRe
Holdings Ltd.                                           157,200        7,564,464
--------------------------------------------------------------------------------
Safeco Corp.                                            132,200        6,368,074
--------------------------------------------------------------------------------
StanCorp Financial
Group, Inc.                                              22,900        1,660,250
--------------------------------------------------------------------------------
Universal American
Financial Corp. 1                                         8,200           93,562
                                                                  --------------
                                                                     545,829,733

--------------------------------------------------------------------------------
REAL ESTATE--0.0%
St. Joe Co. (The)                                        19,400          938,960
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.9%
Countrywide
Financial Corp.                                         984,800       35,009,640
--------------------------------------------------------------------------------
Doral Financial Corp.                                    91,675        3,728,422
--------------------------------------------------------------------------------
Fannie Mae                                            1,801,800      134,144,010
--------------------------------------------------------------------------------
Freddie Mac                                             431,300       28,948,856
--------------------------------------------------------------------------------
Fremont General Corp.                                   419,300        8,453,088
--------------------------------------------------------------------------------
MGIC Investment Corp.                                   159,400       10,882,238
--------------------------------------------------------------------------------
New Century
Financial Corp.                                          78,350        4,202,694
                                                                  --------------
                                                                     225,368,948

--------------------------------------------------------------------------------
HEALTH CARE--13.8%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.5%
Amgen, Inc. 1                                         1,695,600      100,532,124
--------------------------------------------------------------------------------
Gen-Probe, Inc. 1                                        17,800          642,580
--------------------------------------------------------------------------------
Genentech, Inc. 1                                       410,600       20,029,068
--------------------------------------------------------------------------------
Wyeth                                                 1,443,900       52,803,423
                                                                  --------------
                                                                     174,007,195

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
Bausch & Lomb, Inc.                                     154,100       10,162,895
--------------------------------------------------------------------------------
Becton, Dickinson
& Co.                                                   350,500       16,866,060
--------------------------------------------------------------------------------
Bio-Rad Laboratories,
Inc., Cl.A 1                                              8,100          407,754
--------------------------------------------------------------------------------
Dade Behring
Holdings, Inc. 1                                         20,200        1,061,914
--------------------------------------------------------------------------------
Guidant Corp.                                           161,800        9,675,640
--------------------------------------------------------------------------------
Hospira, Inc. 1                                         412,580       11,428,466
--------------------------------------------------------------------------------
Medtronic, Inc.                                       1,948,000       96,913,000
--------------------------------------------------------------------------------
PerkinElmer, Inc.                                        98,500        1,721,780

                        24 | OPPENHEIMER MAIN STREET FUND

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
Stryker Corp.                                           716,100   $   32,439,330
--------------------------------------------------------------------------------
Thermo Electron Corp. 1                                  97,900        2,571,833
--------------------------------------------------------------------------------
VISX, Inc. 1                                             89,100        1,806,948
                                                                  --------------
                                                                     185,055,620

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.8%
Advisory Board Co.
(The) 1                                                  43,500        1,394,610
--------------------------------------------------------------------------------
Aetna, Inc.                                             273,500       25,339,775
--------------------------------------------------------------------------------
Andrx Corp. 1                                           339,800        6,850,368
--------------------------------------------------------------------------------
CIGNA Corp.                                             123,800        8,240,128
--------------------------------------------------------------------------------
Covance, Inc. 1                                         160,200        5,999,490
--------------------------------------------------------------------------------
Coventry Health
Care, Inc. 1                                            198,000       10,054,440
--------------------------------------------------------------------------------
DaVita, Inc. 1                                           41,250        1,250,288
--------------------------------------------------------------------------------
Dendrite
International, Inc. 1                                    18,000          232,200
--------------------------------------------------------------------------------
eResearch
Technology, Inc. 1                                       10,350          208,139
--------------------------------------------------------------------------------
IMS Health, Inc.                                        260,870        6,086,097
--------------------------------------------------------------------------------
Laboratory Corp. of
America Holdings 1                                      142,700        5,934,893
--------------------------------------------------------------------------------
LifePoint Hospitals, Inc. 1                              13,400          387,126
--------------------------------------------------------------------------------
Medco Health
Solutions, Inc. 1                                       560,929       17,517,813
--------------------------------------------------------------------------------
Pediatrix Medical
Group, Inc. 1                                           144,900       10,157,490
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                                  69,600        5,957,760
--------------------------------------------------------------------------------
Select Medical Corp.                                     70,200          932,256
--------------------------------------------------------------------------------
Sunrise Senior Living,
Inc. 1                                                   39,000        1,381,380
--------------------------------------------------------------------------------
UnitedHealth Group,
Inc.                                                    501,842       33,186,811
--------------------------------------------------------------------------------
WellChoice, Inc. 1                                       60,100        2,142,565
--------------------------------------------------------------------------------
WellPoint Health Networks, Inc. 1                       723,200       71,003,776
                                                                  --------------
                                                                     214,257,405

--------------------------------------------------------------------------------
PHARMACEUTICALS--9.0%
Abbott Laboratories                                   2,040,800       85,080,952
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                              1,740,200       41,294,946
--------------------------------------------------------------------------------
Eli Lilly & Co.                                       1,279,300       81,171,585
--------------------------------------------------------------------------------
Endo Pharmaceuticals
Holdings, Inc. 1                                        408,000        6,919,680
--------------------------------------------------------------------------------
Eon Labs, Inc. 1                                         94,900        2,387,684
--------------------------------------------------------------------------------
Johnson & Johnson                                     4,635,344      269,313,486
--------------------------------------------------------------------------------
Merck & Co., Inc.                                     4,061,400      182,641,158
--------------------------------------------------------------------------------
Pfizer, Inc.                                         12,169,545      397,579,035
                                                                  --------------
                                                                   1,066,388,526

--------------------------------------------------------------------------------
INDUSTRIALS--9.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.3%
Boeing Co.                                            1,000,700       52,256,554
--------------------------------------------------------------------------------
General Dynamics
Corp.                                                   104,300       10,183,852
--------------------------------------------------------------------------------
Honeywell
International, Inc.                                     536,000       19,285,280
--------------------------------------------------------------------------------
Precision Castparts
Corp.                                                   111,800        6,159,062
--------------------------------------------------------------------------------
United Defense
Industries, Inc. 1                                      143,400        5,482,182
--------------------------------------------------------------------------------
United Technologies
Corp.                                                   593,500       55,735,585
                                                                  --------------
                                                                     149,102,515

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.6%
EGL, Inc. 1                                              67,000        1,623,410
--------------------------------------------------------------------------------
United Parcel Service,
Inc., Cl. B                                             949,500       69,360,975
                                                                  --------------
                                                                      70,984,385

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.1%
Masco Corp.                                             381,500       12,257,595
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.4%
Apollo Group, Inc.,
Cl. A 1                                                 185,300       14,453,400
--------------------------------------------------------------------------------
Cendant Corp.                                           336,900        7,287,147
--------------------------------------------------------------------------------
ITT Educational Services, Inc. 1                        134,700        4,656,579
--------------------------------------------------------------------------------
Republic Services, Inc.                                 270,200        7,552,090

                        25 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
Robert Half
International, Inc.                                     243,100   $    5,955,950
--------------------------------------------------------------------------------
School Specialty, Inc. 1                                  6,800          241,060
--------------------------------------------------------------------------------
Waste Management,
Inc.                                                     86,000        2,389,940
                                                                  --------------
                                                                      42,536,166

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.4%
Cooper Industries Ltd.,
Cl. A                                                    57,300        3,164,106
--------------------------------------------------------------------------------
Emerson Electric Co.                                    441,500       27,483,375
--------------------------------------------------------------------------------
Hubbell, Inc., Cl. B                                     12,100          522,115
--------------------------------------------------------------------------------
Molex, Inc., Cl. A                                      299,600        7,481,012
--------------------------------------------------------------------------------
Rockwell Automation,
Inc.                                                     68,100        2,655,900
--------------------------------------------------------------------------------
Thomas & Betts Corp.                                      1,200           29,520
                                                                  --------------
                                                                      41,336,028

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--5.4%
3M Co.                                                1,643,700      135,375,132
--------------------------------------------------------------------------------
General Electric Co.                                 15,293,600      501,477,144
--------------------------------------------------------------------------------
Textron, Inc.                                            83,700        5,314,113
                                                                  --------------
                                                                     642,166,389

--------------------------------------------------------------------------------
MACHINERY--0.7%
Briggs & Stratton Corp.                                  77,900        5,850,290
--------------------------------------------------------------------------------
Caterpillar, Inc.                                       273,000       19,847,100
--------------------------------------------------------------------------------
Cummins, Inc.                                            96,500        6,493,485
--------------------------------------------------------------------------------
Deere & Co.                                             217,400       13,754,898
--------------------------------------------------------------------------------
Ingersoll-Rand Co., Cl. A                               216,400       14,068,164
--------------------------------------------------------------------------------
Paccar, Inc.                                            308,650       18,577,644
--------------------------------------------------------------------------------
Pall Corp.                                              116,100        2,828,196
--------------------------------------------------------------------------------
Parker-Hannifin Corp.                                   107,400        5,839,338
--------------------------------------------------------------------------------
SPX Corp.                                                41,300        1,507,037
                                                                  --------------
                                                                      88,766,152

--------------------------------------------------------------------------------
ROAD & RAIL--0.2%
CNF Transportation, Inc.                                 55,800        2,288,916
--------------------------------------------------------------------------------
Genesee & Wyoming,
Inc., Cl. A 1                                             8,600          192,468
--------------------------------------------------------------------------------
Hunt (J.B.) Transport
Services, Inc.                                          244,500        8,288,550
--------------------------------------------------------------------------------
Norfolk Southern Corp.                                  228,500        6,489,400
--------------------------------------------------------------------------------
Ryder Systems, Inc.                                     212,900        9,327,149
                                                                  --------------
                                                                      26,586,483

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.0%
Hughes Supply, Inc.                                      22,100        1,339,039
--------------------------------------------------------------------------------
W.W. Grainger, Inc.                                      57,400        3,065,734
                                                                  --------------
                                                                       4,404,773

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--16.0%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.4%
ADTRAN, Inc.                                             59,300        1,588,054
--------------------------------------------------------------------------------
Brocade
Communications Systems, Inc. 1                          216,200        1,065,866
--------------------------------------------------------------------------------
Cisco Systems, Inc. 1                                10,560,700      198,118,732
--------------------------------------------------------------------------------
Comverse Technology,
Inc. 1                                                   28,500          499,035
--------------------------------------------------------------------------------
Corning, Inc. 1                                       1,013,900       10,260,668
--------------------------------------------------------------------------------
Harris Corp.                                             84,100        4,050,256
--------------------------------------------------------------------------------
Lucent Technologies, Inc. 1                           5,507,300       17,237,849
--------------------------------------------------------------------------------
Motorola, Inc.                                        3,155,000       50,953,250
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                        2,939,775      111,858,439
--------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                351,800        9,583,032
                                                                  --------------
                                                                     405,215,181

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.4%
Apple Computer, Inc. 1                                  568,400       19,604,116
--------------------------------------------------------------------------------
Dell, Inc. 1                                          4,714,200      164,242,728
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                   4,913,700       87,906,093
--------------------------------------------------------------------------------
International Business
Machines Corp.                                        2,488,900      210,784,941
--------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 1                    326,500       28,878,925
--------------------------------------------------------------------------------
NCR Corp. 1                                             115,100        5,083,967
--------------------------------------------------------------------------------
Storage Technology
Corp. 1                                                 248,700        6,030,975
                                                                  --------------
                                                                     522,531,745

                        26 | OPPENHEIMER MAIN STREET FUND

                                                                           VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Agilent Technologies,
Inc. 1                                                 207,700   $     4,257,850
--------------------------------------------------------------------------------
Arrow Electronics, Inc. 1                              269,800         5,838,472
--------------------------------------------------------------------------------
Dionex Corp. 1                                           8,500           391,510
--------------------------------------------------------------------------------
Molex, Inc.                                            122,400         3,533,688
--------------------------------------------------------------------------------
MTS Systems Corp.                                        9,000           195,750
--------------------------------------------------------------------------------
Sanmina-SCI Corp. 1                                    560,300         3,877,276
--------------------------------------------------------------------------------
Tech Data Corp. 1                                       79,000         2,975,140
--------------------------------------------------------------------------------
Tektronix, Inc.                                         67,000         1,914,190
                                                                 ---------------
                                                                      22,983,876

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.0%
EarthLink, Inc. 1                                      135,100         1,352,351
--------------------------------------------------------------------------------
United Online, Inc. 1                                  327,200         3,134,576
                                                                 ---------------
                                                                       4,486,927

--------------------------------------------------------------------------------
IT SERVICES--0.4%
Acxiom Corp.                                            77,500         1,741,425
--------------------------------------------------------------------------------
Automatic Data
Processing, Inc.                                       775,300        30,833,681
--------------------------------------------------------------------------------
BISYS Group, Inc. (The) 1                               93,300         1,324,860
--------------------------------------------------------------------------------
CheckFree Corp. 1                                      162,300         4,422,675
--------------------------------------------------------------------------------
Convergys Corp. 1                                      412,800         5,737,920
--------------------------------------------------------------------------------
CSG Systems
International, Inc. 1                                   46,500           672,855
                                                                 ---------------
                                                                      44,733,416

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.0%
Altera Corp. 1                                         446,100         8,440,212
--------------------------------------------------------------------------------
Analog Devices, Inc.                                   841,700        29,223,824
--------------------------------------------------------------------------------
Applied Materials, Inc. 1                              598,600         9,511,754
--------------------------------------------------------------------------------
Atmel Corp. 1                                        1,208,500         4,217,665
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A 1                                 78,100         2,119,634
--------------------------------------------------------------------------------
Cree, Inc. 1                                           144,000         3,601,440
--------------------------------------------------------------------------------
Intel Corp.                                         11,100,800       236,336,032
--------------------------------------------------------------------------------
Lam Research Corp. 1                                    66,000         1,422,300
--------------------------------------------------------------------------------
Maxim Integrated
Products, Inc.                                          24,800         1,077,064
--------------------------------------------------------------------------------
Microchip Technology,
Inc.                                                   201,300         5,312,307
--------------------------------------------------------------------------------
National
Semiconductor Corp. 1                                  571,800         7,622,094
--------------------------------------------------------------------------------
Texas Instruments, Inc.                              2,458,700        48,042,998
                                                                 ---------------
                                                                     356,927,324

--------------------------------------------------------------------------------
SOFTWARE--4.6%
Adobe Systems, Inc.                                    187,600         8,605,212
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                          220,800         4,438,080
--------------------------------------------------------------------------------
Autodesk, Inc.                                         188,000         8,349,080
--------------------------------------------------------------------------------
BMC Software, Inc. 1                                   419,200         6,275,424
--------------------------------------------------------------------------------
Computer Associates
International, Inc.                                    302,000         7,314,440
--------------------------------------------------------------------------------
Compuware Corp. 1                                      520,300         2,356,959
--------------------------------------------------------------------------------
McAfee, Inc. 1                                         178,800         3,536,664
--------------------------------------------------------------------------------
Microsoft Corp.                                     13,780,400       376,204,920
--------------------------------------------------------------------------------
Oracle Corp. 1                                       8,581,400        85,556,558
--------------------------------------------------------------------------------
Siebel Systems, Inc. 1                                 268,600         2,044,046
--------------------------------------------------------------------------------
Sybase, Inc. 1                                         539,700         7,194,201
--------------------------------------------------------------------------------
Symantec Corp. 1                                       580,100        27,821,596
--------------------------------------------------------------------------------
Take-Two Interactive
Software, Inc. 1                                       117,000         3,831,750
--------------------------------------------------------------------------------
TIBCO Software, Inc. 1                                 510,400         3,225,728
--------------------------------------------------------------------------------
Veritas Software Corp. 1                               395,600         6,614,432
                                                                 ---------------
                                                                     553,369,090

--------------------------------------------------------------------------------
MATERIALS--1.6%
--------------------------------------------------------------------------------
CHEMICALS--0.7%
Cabot Corp.                                             43,700         1,741,008
--------------------------------------------------------------------------------
Dow Chemical Co.                                       807,000        34,547,670
--------------------------------------------------------------------------------
E.I. DuPont de
Nemours & Co.                                          477,000        20,158,020
--------------------------------------------------------------------------------
Eastman Chemical Co.                                    56,700         2,638,251
--------------------------------------------------------------------------------
Engelhard Corp.                                         64,900         1,834,723
--------------------------------------------------------------------------------
FMC Corp. 1                                             20,900           966,207
--------------------------------------------------------------------------------
Monsanto Co.                                           409,300        14,980,380
--------------------------------------------------------------------------------
OM Group, Inc. 1                                        89,300         3,040,665
                                                                 ---------------
                                                                      79,906,924

                        27 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.0%
Eagle Materials, Inc.                                   62,096   $     3,899,629
--------------------------------------------------------------------------------
Vulcan Materials Co.                                    24,400         1,163,148
                                                                 ---------------
                                                                       5,062,777

--------------------------------------------------------------------------------
METALS & MINING--0.6%
Alcoa, Inc.                                          1,610,000        52,131,800
--------------------------------------------------------------------------------
Carpenter Technology
Corp.                                                   11,800           522,740
--------------------------------------------------------------------------------
Nucor Corp.                                            141,400        11,070,206
--------------------------------------------------------------------------------
Phelps Dodge Corp. 1                                   150,400        12,266,624
--------------------------------------------------------------------------------
Southern Peru
Copper Corp.                                            13,400           596,300
                                                                 ---------------
                                                                      76,587,670

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.3%
Georgia-Pacific Corp.                                  375,000        12,742,500
--------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                436,400        10,779,080
--------------------------------------------------------------------------------
MeadWestvaco Corp.                                      75,100         2,264,265
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                       131,700         8,232,567
                                                                 ---------------
                                                                      34,018,412

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.6%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.7%
Alltel Corp.                                           406,900        22,237,085
--------------------------------------------------------------------------------
BellSouth Corp.                                      2,520,000        67,435,200
--------------------------------------------------------------------------------
CenturyTel, Inc.                                       157,400         5,066,706
--------------------------------------------------------------------------------
Citizens
Communications Co. 1                                 1,140,000        14,398,200
--------------------------------------------------------------------------------
SBC Communications,
Inc.                                                 6,197,000       159,820,630
--------------------------------------------------------------------------------
Verizon
Communications, Inc.                                 4,392,410       172,402,093
                                                                 ---------------
                                                                     441,359,914

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
AT&T Wireless
Services, Inc. 1                                     5,155,700        75,376,334
--------------------------------------------------------------------------------
Nextel Communications,
Inc., Cl. A 1                                        1,358,100        31,494,339
                                                                 ---------------
                                                                     106,870,673

--------------------------------------------------------------------------------
UTILITIES--0.4%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.4%
Constellation Energy
Group, Inc.                                            167,000         6,863,700
--------------------------------------------------------------------------------
Duke Energy Corp.                                      389,800         8,630,172
--------------------------------------------------------------------------------
Edison International,
Inc.                                                   352,300         9,469,824
--------------------------------------------------------------------------------
Exelon Corp.                                           627,850        23,136,273
--------------------------------------------------------------------------------
PG&E Corp. 1                                             1,900            55,461
--------------------------------------------------------------------------------
Progress Energy, Inc.,
Contingent Value
Obligation 1,3                                         700,000           157,500
--------------------------------------------------------------------------------
Wisconsin Energy Corp.                                  14,400           471,600
                                                                 ---------------
                                                                      48,784,530

--------------------------------------------------------------------------------
GAS UTILITIES--0.0%
Energen Corp.                                           12,900           611,976
--------------------------------------------------------------------------------
ONEOK, Inc.                                             39,400           928,262
                                                                 ---------------
                                                                       1,540,238
                                                                 ---------------
Total Common Stocks
(Cost $10,220,591,656)                                            11,763,693,869

--------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------

Wachovia Corp.,
Dividend Equalization
Preferred Shares 1
(Cost $0)                                              100,000               100

                                                         UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------

Dime Bancorp, Inc.
Wts., Exp. 1/2/10 1
(Cost $0)                                              500,000            65,000

                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
SHORT-TERM NOTES--0.2%
--------------------------------------------------------------------------------

Countrywide Home
Loans, 1.60%, 9/1/04
(Cost $30,000,000)                                 $30,000,000        30,000,000

                        28 | OPPENHEIMER MAIN STREET FUND

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.9%
--------------------------------------------------------------------------------
Undivided interest of 15.28% in joint
repurchase agreement (Principal Amount/
Value $695,366,000, with a maturity value
of $695,396,133) with UBS Warburg LLC,
1.56%, dated 8/31/04, to be repurchased
at $106,252,604 on 9/1/04, collateralized
by Federal National Mortgage Assn.,
5%, 3/1/34, with a value
of $710,873,503
(Cost $106,248,000)                               $106,248,000   $   106,248,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $10,356,839,656)                                    99.9%   11,900,006,969
--------------------------------------------------------------------------------
OTHER ASSETS
NET OF LIABILITIES                                         0.1         6,331,209
                                                  ------------------------------
NET ASSETS                                               100.0%  $11,906,338,178
                                                  ==============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended August 31, 2004.
The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2004 amounts to $30,848,494. Transactions during the period in which the issuer was an affiliate are as follows:

                                  SHARES       GROSS        GROSS            SHARES
                         AUGUST 31, 2003   ADDITIONS   REDUCTIONS   AUGUST 31, 2004
-----------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Frontier Oil Corp.             1,842,100          --      331,400         1,510,700

                                              UNREALIZED   DIVIDEND     REALIZED
                                            APPRECIATION     INCOME         GAIN
--------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Frontier Oil Corp.                           $22,931,755   $349,715   $4,199,342

3. Illiquid security. See Note 6 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        29 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (including securities loaned
of approximately $13,729,000)
--see accompanying statement:
Unaffiliated companies (cost $10,348,922,917)                   $11,869,158,475
Affiliated companies (cost $7,916,739)                               30,848,494
                                                                ----------------
                                                                 11,900,006,969
--------------------------------------------------------------------------------
Cash                                                                  5,376,298
--------------------------------------------------------------------------------
Collateral for securities loaned                                     13,955,843
--------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                               23,006,633
Investments sold                                                      3,351,262
Shares of capital stock sold                                            112,087
Other                                                                   178,758
                                                                ----------------
Total assets                                                     11,945,987,850

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Return of collateral for securities loaned                           13,955,843
--------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                     16,636,974
Distribution and service plan fees                                    4,734,482
Transfer and shareholder servicing agent fees                         2,189,176
Shareholder communications                                            1,714,390
Directors' compensation                                                 137,907
Other                                                                   280,900
                                                                ----------------
Total liabilities                                                    39,649,672

--------------------------------------------------------------------------------
NET ASSETS                                                      $11,906,338,178
                                                                ================

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Par value of shares of capital stock                            $     3,672,024
--------------------------------------------------------------------------------
Additional paid-in capital                                       11,640,054,889
--------------------------------------------------------------------------------
Accumulated net investment income                                    45,932,414
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                    (1,326,494,687)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and
translation of assets and liabilities
denominated in foreign currencies                                 1,543,173,538
                                                                ----------------
NET ASSETS                                                      $11,906,338,178
                                                                ================

                        30 | OPPENHEIMER MAIN STREET FUND

-----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$7,384,255,903 and 225,255,289 shares of capital stock outstanding)                $32.78
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                    $34.78
-----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,558,206,282 and
80,782,165 shares of capital stock outstanding)                                    $31.67
-----------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,241,929,788 and
39,167,322 shares of capital stock outstanding)                                    $31.71
-----------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $150,955,370 and
4,659,976 shares of capital stock outstanding)                                     $32.39
-----------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $570,990,835 and 17,337,667 shares of capital stock outstanding)         $32.93

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        31 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding
taxes of $81,912)                                                  $204,951,788
Affiliated companies                                                    349,715
--------------------------------------------------------------------------------
Interest                                                              1,979,343
--------------------------------------------------------------------------------
Portfolio lending fees                                                  413,232
                                                                   -------------
Total investment income                                             207,694,078

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      56,464,750
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                              18,465,500
Class B                                                              28,859,643
Class C                                                              12,778,948
Class N                                                                 611,038
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                              15,599,767
Class B                                                               7,560,878
Class C                                                               2,670,027
Class N                                                                 405,978
Class Y                                                                 798,178
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                               1,593,623
Class B                                                               1,265,034
Class C                                                                 281,783
Class N                                                                   9,443
--------------------------------------------------------------------------------
Directors' compensation                                                 226,355
--------------------------------------------------------------------------------
Custodian fees and expenses                                             207,100
--------------------------------------------------------------------------------
Other                                                                   756,052
                                                                   -------------
Total expenses                                                      148,554,097
Less reduction to custodian expenses                                    (12,756)
Less payments and waivers of expenses                                  (372,120)
                                                                   -------------
Net expenses                                                        148,169,221

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                59,524,857

                        32 | OPPENHEIMER MAIN STREET FUND

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on:
Investments:
   Unaffiliated companies                                        $1,292,608,164
   Affiliated companies                                               4,199,342
Foreign currency transactions                                         6,575,706
Net increase from payments by affiliates                              6,827,748
                                                                 ---------------
Net realized gain                                                 1,310,210,960
--------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                         (70,296,327)
Translation of assets and liabilities denominated in foreign
currencies                                                           (2,651,372)
                                                                 ---------------
Net change in unrealized appreciation                               (72,947,699)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $1,296,788,118
                                                                 ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        33 | OPPENHEIMER MAIN STREET FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                             2004              2003
-----------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------
Net investment income                                  $    59,524,857   $    59,505,325
-----------------------------------------------------------------------------------------
Net realized gain (loss)                                 1,310,210,960      (854,192,996)
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)       (72,947,699)    1,475,128,700
                                                       ----------------------------------
Net increase in net assets resulting from operations     1,296,788,118       680,441,029

-----------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                    (47,938,253)      (44,773,361)
Class B                                                             --                --
Class C                                                             --                --
Class N                                                       (486,743)         (497,131)
Class Y                                                     (4,473,289)       (1,922,959)

-----------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
capital stock transactions:
Class A                                                   (415,275,359)      178,709,918
Class B                                                   (688,965,854)     (700,117,179)
Class C                                                    (71,809,797)      (72,176,143)
Class N                                                     62,792,249        29,863,069
Class Y                                                     91,154,911       192,963,219

-----------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------
Total increase                                             221,785,983       262,490,462
-----------------------------------------------------------------------------------------
Beginning of period                                     11,684,552,195    11,422,061,733
                                                       ----------------------------------
End of period (including accumulated net investment
income of $45,932,414 and $32,558,166,respectively)    $11,906,338,178   $11,684,552,195
                                                       ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        34 | OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED AUGUST 31,                       2004             2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    29.62       $    27.90     $    32.15     $    45.41     $    42.89
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .26              .22            .16            .14            .21
Net realized and unrealized gain (loss)                 3.10             1.69          (4.29)        (11.18)          6.79
                                                  ---------------------------------------------------------------------------
Total from investment operations                        3.36             1.91          (4.13)        (11.04)          7.00
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.20)            (.19)          (.07)          (.12)            --
Distributions from net realized gain                      --               --           (.05)         (2.10)         (4.48)
                                                  ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.20)            (.19)          (.12)         (2.22)         (4.48)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    32.78       $    29.62         $27.90     $    32.15     $    45.41
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                     11.37%            6.93%        (12.90)%       (24.85)%        17.74%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $7,384,256       $7,033,312     $6,443,983     $7,320,747     $9,264,943
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $7,521,103       $6,310,359     $7,203,226     $7,954,409     $8,428,173
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   0.75%            0.87%          0.52%          0.47%          0.54%
Total expenses                                          0.93% 3,4        0.97% 3        0.99% 3        0.86% 3        0.90% 3
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   76%              94%            78%            76%            73%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        35 | OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED AUGUST 31,                       2004             2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    28.68       $    27.04     $    31.34     $    44.50     $    42.42
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                     (.21)            (.13)          (.20)          (.13)          (.08)
Net realized and unrealized gain (loss)                 3.20             1.77          (4.05)        (10.93)          6.64
                                                  ---------------------------------------------------------------------------
Total from investment operations                        2.99             1.64          (4.25)        (11.06)          6.56
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      --               --             --             --             --
Distributions from net realized gain                      --               --           (.05)         (2.10)         (4.48)
                                                  ---------------------------------------------------------------------------

Total dividends and/or distributions
to shareholders                                           --               --           (.05)         (2.10)         (4.48)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    31.67       $    28.68     $    27.04     $    31.34     $    44.50
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                     10.43%            6.06%        (13.58)%       (25.39)%        16.84%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $2,558,206       $2,941,765     $3,510,800     $5,404,510     $8,367,040
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $2,884,434       $2,964,666     $4,607,653     $6,630,335     $7,628,232
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                           (0.10)%           0.04%         (0.25)%        (0.29)%        (0.22)%
Total expenses                                          1.78% 3,4        1.81% 3        1.75% 3        1.61% 3        1.66% 3
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   76%              94%            78%            76%            73%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        36 | OPPENHEIMER MAIN STREET FUND

CLASS C     YEAR ENDED AUGUST 31,                       2004             2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    28.69       $    27.03     $    31.33     $    44.50     $    42.41
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.03)              --           (.11)          (.11)          (.08)
Net realized and unrealized gain (loss)                 3.05             1.66          (4.14)        (10.96)          6.65
                                                  ---------------------------------------------------------------------------
Total from investment operations                        3.02             1.66          (4.25)        (11.07)          6.57
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      --               --             --             --             --
Distributions from net realized gain                      --               --           (.05)         (2.10)         (4.48)
                                                  ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           --               --           (.05)         (2.10)         (4.48)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    31.71       $    28.69     $    27.03     $    31.33     $    44.50
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                     10.53%            6.14%        (13.58)%       (25.42)%        16.87%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,241,930       $1,188,826     $1,198,517     $1,562,452     $2,213,568
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,278,659       $1,111,131     $1,432,566     $1,825,540     $2,004,263
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                           (0.01)%           0.09%         (0.24)%        (0.29)%        (0.23)%
Total expenses                                          1.70% 3,4        1.74% 3        1.75% 3        1.61% 3        1.67% 3
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   76%              94%            78%            76%            73%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        37 | OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N     YEAR ENDED AUGUST 31,                          2004         2003      2002    2001 1
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  29.33      $ 27.72   $ 32.09    $34.36
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .15          .20       .12       .02
Net realized and unrealized gain (loss)                    3.05         1.65     (4.31)    (2.29)
                                                       -------------------------------------------
Total from investment operations                           3.20         1.85     (4.19)    (2.27)
--------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.14)        (.24)     (.13)       --
Distributions from net realized gain                         --           --      (.05)       --
                                                       -------------------------------------------
Total dividends and/or distributions to shareholders       (.14)        (.24)     (.18)       --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  32.39      $ 29.33   $ 27.72    $32.09
                                                       ===========================================

--------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        10.93%        6.78%   (13.15)%   (6.61)%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $150,955      $79,188   $43,464    $7,641
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $122,478      $60,950   $28,141    $2,672
--------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      0.38%        0.65%     0.28%     0.36%
Total expenses                                             1.31%        1.23%     1.24%     1.16%
Expenses after payments and waivers and
reduction to custodian expenses                             N/A 4,5     1.18%      N/A 4     N/A 4
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      76%          94%       78%       76%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        38 | OPPENHEIMER MAIN STREET FUND

CLASS Y     YEAR ENDED AUGUST 31,                     2004        2003       2002       2001         2000
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  29.75    $  28.02   $  32.28   $  45.64     $  43.00
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .34         .11        .19        .17          .24
Net realized and unrealized gain (loss)               3.13        1.86      (4.28)    (11.22)        6.88
                                                  ---------------------------------------------------------
Total from investment operations                      3.47        1.97      (4.09)    (11.05)        7.12
-----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.29)       (.24)      (.12)      (.21)          --
Distributions from net realized gain                    --          --       (.05)     (2.10)       (4.48)
                                                  ---------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.29)       (.24)      (.17)     (2.31)       (4.48)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  32.93    $  29.75   $  28.02   $  32.28     $  45.64
                                                  =========================================================

-----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                   11.69%       7.11%    (12.74)%   (24.76)%      18.00%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $570,991    $441,460   $225,298   $225,475     $260,289
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $558,130    $242,029   $227,835   $239,222     $205,586
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                 1.07%       1.01%      0.74%      0.60%        0.77%
Total expenses                                        0.60%       0.87%      0.92%      0.79% 3      0.66%
Expenses after payments and waivers
and reduction to custodian expenses                    N/A 4      0.83%      0.78%      0.73%         N/A 4
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 76%         94%        78%        76%          73%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        39 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Fund (the Fund) is a separate series of Oppenheimer Main
Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high total return. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

     The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with

                        40 | OPPENHEIMER MAIN STREET FUND

remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

                        41 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                        NET UNREALIZED
                                                                          APPRECIATION
                                                                      BASED ON COST OF
                                                                        SECURITIES AND
          UNDISTRIBUTED    UNDISTRIBUTED      ACCUMULATED            OTHER INVESTMENTS
          NET INVESTMENT       LONG-TERM             LOSS           FOR FEDERAL INCOME
          INCOME                    GAIN     CARRYFORWARD 1,2,3,4         TAX PURPOSES
          ----------------------------------------------------------------------------
          $46,036,430                $--   $1,226,238,124               $1,442,916,973

1. As of August 31, 2004, the Fund had $1,226,228,046 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2004, details of the capital loss carryforward were as follows:

                    EXPIRING
                    -------------------------
                    2011       $1,226,228,046

2. The Fund had $10,078 of post-October foreign currency losses which were deferred.

3. During the fiscal year ended August 31, 2004, the Fund utilized $941,293,880 of capital loss carryforward to offset capital gains realized in that fiscal year. a

     a. Includes $485,908 of capital loss carryforward acquired in the September
     4, 2003 merger of Oppenheimer Trinity Core Fund.

4. During the fiscal year ended August 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for August 31, 2004.
Net assets of the Fund were unaffected by the reclassifications.

                                    INCREASE TO       INCREASE TO
                                    ACCUMULATED   ACCUMULATED NET
               INCREASE TO       NET INVESTMENT     REALIZED LOSS
               PAID-IN CAPITAL           INCOME    ON INVESTMENTS
               --------------------------------------------------
               $473,744              $6,747,676        $7,221,420

The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 was as follows:

                                               YEAR ENDED        YEAR ENDED
                                          AUGUST 31, 2004   AUGUST 31, 2003
               ------------------------------------------------------------
               Distributions paid from:
               Ordinary income                $52,898,285       $47,193,451

                        42 | OPPENHEIMER MAIN STREET FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

               Federal tax cost of securities   $10,457,096,221
                                                ================
               Gross unrealized appreciation    $ 1,691,386,489
               Gross unrealized depreciation       (248,469,516)
                                                ----------------
               Net unrealized appreciation      $ 1,442,916,973
                                                ================

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that

                        43 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 840 million shares of $.01 par value capital stock.
Transactions in shares of capital stock were as follows:

                              YEAR ENDED AUGUST 31, 2004      YEAR ENDED AUGUST 31, 2003
                                SHARES            AMOUNT        SHARES            AMOUNT
-----------------------------------------------------------------------------------------
CLASS A
Sold                        44,245,000   $ 1,438,726,778    57,515,190   $ 1,539,439,975
Dividends and/or
distributions reinvested     1,388,214        44,020,257     1,539,850        40,960,045
Acquisition-note 8             484,771        14,962,004            --                --
Redeemed                   (58,289,882)   (1,912,984,398)  (52,631,425)   (1,401,690,102)
                           --------------------------------------------------------------
Net increase (decrease)    (12,171,897)  $  (415,275,359)    6,423,615   $   178,709,918
                           ==============================================================

-----------------------------------------------------------------------------------------
CLASS B
Sold                         9,896,057   $   310,880,353    13,771,522   $   359,570,385
Dividends and/or
distributions reinvested            --                --            --                --
Acquisition-note 8             345,711        10,354,684            --                --
Redeemed                   (32,038,724)   (1,010,200,891)  (41,047,235)   (1,059,687,564)
                           --------------------------------------------------------------
Net decrease               (21,796,956)  $  (688,965,854)  (27,275,713)  $  (700,117,179)
                           ==============================================================

-----------------------------------------------------------------------------------------
CLASS C
Sold                         5,098,506   $   160,379,276     6,240,812   $   163,131,858
Dividends and/or
distributions reinvested            --                --            --                --
Acquisition-note 8             367,578        11,042,894            --                --
Redeemed                    (7,733,394)     (243,231,967)   (9,141,515)     (235,308,001)
                           --------------------------------------------------------------
Net decrease                (2,267,310)  $   (71,809,797)   (2,900,703)  $   (72,176,143)
                           ==============================================================

-----------------------------------------------------------------------------------------
CLASS N
Sold                         2,668,652   $    86,070,838     1,754,034   $    46,435,446
Dividends and/or
distributions reinvested        15,059           473,180        18,620           491,777
Acquisition-note 8             677,940        20,916,882            --                --
Redeemed                    (1,401,462)      (44,668,651)     (640,941)      (17,064,154)
                           --------------------------------------------------------------
Net increase                 1,960,189   $    62,792,249     1,131,713   $    29,863,069
                           ==============================================================

                        44 | OPPENHEIMER MAIN STREET FUND

                            YEAR ENDED AUGUST 31, 2004   YEAR ENDED AUGUST 31, 2003
                                SHARES          AMOUNT       SHARES          AMOUNT
-----------------------------------------------------------------------------------
CLASS Y
Sold                        15,199,324   $ 503,145,210    9,608,142   $268,159,273
Dividends and/or
distributions reinvested       140,639       4,469,511       71,957      1,919,814
Acquisition-note 8               5,635         171,061           --             --
Redeemed                   (12,846,991)   (416,630,871)  (2,880,960)   (77,115,868)
                           --------------------------------------------------------
Net increase                 2,498,607   $  91,154,911    6,799,139   $192,963,219
                           ========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2004, were
$9,230,161,004 and $10,253,900,804, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $150 million, 0.55% of the next $150 million, and
0.45% of average annual net assets in excess of $500 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended August 31, 2004, the Fund paid
$26,996,636 to OFS for services to the Fund.

     Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor

                        45 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B shares and on Class C shares and 0.25% per year on Class N shares. The
Distributor also receives a service fee of up to 0.25% per year under each plan.
If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at August 31, 2004 for Class B, Class C and Class N shares were $44,830,396,
$28,487,977 and $2,254,663, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                        CLASS A         CLASS B         CLASS C         CLASS N
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-----------------------------------------------------------------------------------------------
August 31, 2004      $3,171,006         $74,864      $5,944,314         $95,439        $116,888

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the
Manager paid the Fund $6,827,748, an amount equivalent to certain of such commissions incurred in prior years.

     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average daily net assets per fiscal year for all classes. During the year ended August 31, 2004, OFS waived $193,803,
$145,386, $31,121 and $1,810 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

                        46 | OPPENHEIMER MAIN STREET FUND

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Uunrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

     As of August 31, 2004, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of August 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2004 was
$157,500, which represents less than 0.01% of the funds net assets.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of August 31, 2004, the
Fund had on loan securities valued at approximately $13,729,000. Cash of
$13,955,843 was received as collateral for the loans, and has been invested in approved instruments.

                        47 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. ACQUISITIONS OF OPPENHEIMER TRINITY CORE FUND AND OPPENHEIMER SELECT MANAGERS
MERCURY ADVISORS S&P 500 INDEX FUND

OPPENHEIMER TRINITY CORE FUND

On September 4, 2003, the Fund acquired all of the net assets of Oppenheimer
Trinity Core Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Trinity Core Fund shareholders on August 29, 2003. The Fund issued (at an exchange ratio of 0.253882 for Class A, 0.253734 for Class B,
0.254265 for Class C, 0.254948 for Class N and 0.261826 for Class Y of the Fund
to one share of Oppenheimer Main Street Fund), 172,551; 87,563; 62,625; 25,461
and 5,604 shares of beneficial interest for Class A, Class B, Class C, Class N and Class Y, respectively, valued at $5,214,489, $2,561,203, $1,833,025,
$761,793 and $170,083 in exchange for the net assets, resulting in combined
Class A net assets of $7,168,850,638, Class B net assets of $2,939,047,258,
Class C net assets of $1,205,256,245, Class N net assets of $81,166,505 and
Class Y net assets of $465,470,533 on September 4, 2003. The net assets acquired included net unrealized appreciation of $1,073,398 and unused capital loss carryforward of $2,604,388 potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.

--------------------------------------------------------------------------------
OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500 INDEX FUND

On October 16, 2003, the Fund acquired all of the net assets of Oppenheimer
Select Managers Mercury Advisors S&P 500 Index Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Select Managers Mercury
Advisors S&P 500 Index Fund shareholders on October 10, 2003. The Fund issued
(at an exchange ratio of 0.254787 for Class A, 0.260413 for Class B, 0.260086
for Class C, 0.256107 for Class N and 0.258975 for Class Y of the Fund to one
share of Oppenheimer Main Street Fund), 312,220; 258,148; 304,963; 652,479 and
31 shares of beneficial interest for Class A, Class B, Class C, Class N and
Class Y, respectively, valued at $9,747,515, $7,793,481, $9,209,869, $20,155,089 and $978 in exchange for the net assets, resulting in combined Class A net assets of $7,382,484,399, Class B net assets of $2,980,592,414, Class C net assets of $1,240,922,954, Class N net assets of $107,133,453 and Class Y net assets of $474,429,948 on October 16, 2003. The net assets acquired included net unrealized appreciation of $497,974 and no unused capital loss carryforward. The exchange qualified as a tax-free reorganization for federal income tax purposes.

--------------------------------------------------------------------------------
9. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine directors/trustees of certain of the Funds other than this Fund
(collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions

                        48 | OPPENHEIMER MAIN STREET FUND

and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The
complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law.

     OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the
Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However,
OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

                        49 | OPPENHEIMER MAIN STREET FUND

                                    .Appendix A

                                    RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards.
Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from
"Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations.
Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations.
The effect of industry characteristics and market compositions may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill
Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation  rated "AAA" have the highest rating  assigned by Standard & Poor's.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An  obligation  rated "AA"  differ  from the  highest  rated  obligations  only in small degree.  The obligor's  capacity to meet its financial  commitment on the obligation is very strong.

A: An obligation  rated "A" are somewhat more  susceptible to the adverse effects of changes in  circumstances  and economic  conditions  than  obligations in  higher-rated  categories.
However,  the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation  rated "BBB" exhibit adequate  protection  parameters.  However,  adverse economic  conditions  or  changing  circumstances  are  more  likely  to lead to a  weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An  obligation  rated "BB" are less  vulnerable  to  nonpayment  than other  speculative issues.  However,  they face major ongoing  uncertainties  or exposure to adverse  business, financial,  or economic conditions which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

B: An obligation  rated "B" are more vulnerable to nonpayment than  obligations  rated "BB", but the  obligor  currently  has  the  capacity  to meet  its  financial  commitment  on the obligation.  Adverse  business,  financial,  or economic  conditions  will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation  rated "CCC" are currently  vulnerable to  nonpayment,  and are dependent upon  favorable  business,  financial,  and economic  conditions for the obligor to meet its financial  commitment on the obligation.  In the event of adverse  business,  financial,  or economic  conditions,  the obligor is not likely to have the capacity to meet its  financial commitment on the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C:  Subordinated  debt  or  preferred  stock  obligations  rated  "C" are  currently  highly vulnerable  to  nonpayment.  The  "C"  rating  may be  used to  cover  a  situation  where a bankruptcy  petition has been filed or similar action taken, but payments on this obligation are being  continued.  A "C" also will be assigned to a preferred  stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An  obligation  rated "D" are in payment  default.  The "D" rating  category is used when payments on an obligation are not made on the date due even if the  applicable  grace period has not expired,  unless  Standard & Poor's  believes that such payments will be made during such  grace  period.  The "D"  rating  also  will be used upon the  filing  of a  bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-)
sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that Standard &
Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options;
and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o     Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk.
They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk.
They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"
ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.
Entities rated "DDD" have the highest prospect for resumption of performance or continued
operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated
"D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA"
category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments.
May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate.
However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                         Appendix B

                                  Industry Classifications

Aerospace & Defense                  Household Products
Air Freight & Couriers               Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                        Leisure Equipment & Products
Building Products                    Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor
                                     Equipment
Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

                                            C-15
                                         Appendix C

               OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares(1)
of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A,
Class B or Class C shares may be waived.(2)  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan"
refers to the following types of plans:
         1) plans created or qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans(3)
         4) Group Retirement Plans(4)
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

        Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales
Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the
Oppenheimer funds in the cases listed below. However, these purchases may be subject to the
Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the
beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."(5) This waiver provision applies to:
      Purchases of Class A shares aggregating $1 million or more.
      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial
         Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc.
            ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill
            Lynch, the Plan must have $3 million or more of its assets invested in (a)
            mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in
            (a) and (b) are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the
            Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

                   Waivers of Class A Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
      The Manager or its affiliates.
      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage
         (step-children, step-parents, etc.) are included.
      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the
         Distributor) or with the Distributor. The purchaser must certify to the
         Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the
         Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor
         (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
      A unit investment trust that has entered into an appropriate agreement with the
         Distributor.
      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
      Retirement Plans and deferred compensation plans and trusts used to fund those plans
         (including, for example, plans qualified or created under sections 401(a), 401(k),
         403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose
         Class B or Class C shares of a Former Quest for Value Fund were exchanged for
         Class A shares of that Fund due to the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
      Shares purchased in amounts of less than $5.00
      Effective October 1, 2005, taxable accounts established with the proceeds of Required
         Minimum Distributions from Retirement Plans.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain
Transactions.

1.  Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the
         Distributor.
      Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
      Shares purchased by the reinvestment of loan repayments by a participant in a
         Retirement Plan for which the Manager or an affiliate acts as sponsor.
      Shares purchased in amounts of less than $5.00
2.  Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the
         Distributor on purchases made within the first 6 months of plan establishment):
      Retirement Plans that have $5 million or more in plan assets.
      Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
      To make Automatic Withdrawal Plan payments that are limited annually to no more than
         12% of the account value adjusted annually.
      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.(6)
         5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue
            Code, or, in the case of an IRA, a divorce or separation agreement described in
            Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.
         7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.(7)
         10)      Participant-directed redemptions to purchase shares of a mutual fund
            (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

          Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
-----------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
      Shares redeemed involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
      The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code)by the Social Security
         Administration.
      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
      Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more
         Oppenheimer funds.
      Distributions(8) from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.(9)
         5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section
            71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.
         7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.(10)
         9) On account of the participant's separation from service.(11)
         10)      Participant-directed redemptions to purchase shares of a mutual fund
            (other than a fund managed by the Manager or a subsidiary of the Manager)
            offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or "in-service"
            distributions, if the redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an Automatic
            Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
      Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
      Shares sold to the Manager or its affiliates.
      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
      Shares issued in plans of reorganization to which the Fund is a party.
      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the
         Manager and its affiliates and retirement plans established by them for their employees.

  Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were
                          Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and
Class C shares described in the Prospectus or Statement of Additional Information of the
Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small- Mid- Cap Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest International Value Fund,
   Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged
(were reorganized) into various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt
   Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
      purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds
Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that
Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's
Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The
Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value
Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and
regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A,
Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to
November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were
                 Shareholders of Connecticut Mutual Investment Accounts, Inc.
-----------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual
Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital Appreciation
   Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996
(the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior
Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other Former
            Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former
            Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a
            13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior
Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|

      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
            Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut
            Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial Services,
            L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
            Former Connecticut Mutual Funds, provided the institution had an agreement with
            CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the
Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life
Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class
B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal
      Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from
      IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of
      Directors of the Fund.

    Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
--------------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust,
Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

 Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities
                                               Fund
--------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
      the Manager and its affiliates,
      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the
         Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees, registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees, employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
      dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Main Street Fund(R)

Internet Website:
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP (225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Registered Public Accounting Firm
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to Independent Directors
      Bell, Boyd & Lloyd LLC
      70 West Madison Street, Suite 3100
      Chicago, Illinois 60602

1234

PX700.001.1005

(1) Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
(2) In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal
Charges and references to "redemptions" mean "repurchases" of shares.
(3) An "employee benefit plan" means any plan or arrangement, whether or not it is
"qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans.
The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(4) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(5) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(6) This provision does not apply to IRAs.
(7) This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
(8) The distribution must be requested prior to Plan termination or the elimination of the
Oppenheimer funds as an investment option under the Plan.
(9) This provision does not apply to IRAs.
(10) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(11) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.